UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22241

Partners Group Private Equity (Master Fund), LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2023

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2023

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-5
Consolidated Schedule of Investments	6-28
Consolidated Statement of Assets and Liabilities	29
Consolidated Statement of Operations	30
Consolidated Statements of Changes in Net Assets	31
Consolidated Statement of Cash Flows	32-33
Consolidated Financial Highlights	34-35
Notes to Consolidated Financial Statements	36-52
Fund Expenses	53
Fund Management	54-56
Other Information	57-61

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2023

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity (Master Fund), LLC and its subsidiaries (the “Fund”) as of March 31, 2023, the related consolidated statements of operations and cash flows for the year ended March 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, portfolio company investees, private equity funds or agent banks; when replies were not received from the custodian, portfolio company investees, private equity funds or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2023

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2023

Dear Members1,

Partners Group is pleased to present the Partners Group Private Equity (Master Fund), LLC (the “Fund”) annual report for the fiscal year ended March 31, 2023. The Fund (Class I)2 produced a 2.68% total return for the fiscal year and finished the year with $13.62 billion of net assets. It was the Fund’s thirteenth consecutive year of positive performance. The Fund intends to declare dividends each year equal to all or substantially all of its taxable income. As such, in December 2022 the Fund distributed $0.2411 per share to investors, entirely composed of long-term capital gains.

Management commentary

Investors faced a number of new challenges in 2022. We observed a substantial shift toward a world characterized by higher inflation, more moderate growth, and a multipolar economy. Financial markets had a major correction in the first nine months of 2022 as a result of the regime change toward higher interest rates, with global equities and bond price indices falling significantly. In the last quarter of 2022, market sentiment began to improve largely due to surprisingly resilient economic activity in the US and Europe, the “reopening” of China, a perceived peaking of inflation, and a more positive outlook regarding central bank monetary policy. We believe that the risk of a more severe downturn is lower than previously thought.

We believe that the Fund was well positioned for these challenges given the Adviser’s long-term investment strategy and the Fund’s significant diversification.

The control ownership approach and transformational investment strategy (i.e., executing on a specific and customized value creation plan for each company) enabled our portfolio companies to be resilient during this turbulent period. For example, the Fund’s private equity direct portfolio, which accounts for the largest single component of the Fund’s investment allocation, grew EBITDA by 18% in the 2022 calendar year, while maintaining EBITDA margins at 22%3. These strong fundamentals largely outweighed the negative effects of decreased equity multiples caused by public equity market declines and a modest decline in industry-wide buyout exit multiples.

The Fund has also benefited from the Adviser’s ability to build a diversified portfolio. As of March 31, 2023, the Fund has direct and indirect exposure to more than 5,000 portfolio companies across North America (53%), Europe (35%), Asia-Pacific (8%), and other regions (4%)4. Of these, the Fund held direct interests in 463 assets (70% of portfolio value), 193 primary commitments (15%), 92 stakes in secondary investments (13%), and 91 listed investments (2%)4. The Fund was further diversified across more than 15 different vintage years.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2023 (continued)

With these strong business fundamentals and robust portfolio construction, the Fund generated positive returns, outperforming the MCSI World TR index by 9.7% in the fiscal year ended March 31, 2023, although there is no single investment benchmark that is closely comparable to the Fund (see below).

	Annualized Total Return as of 31 March 2023[2]
	1 Year	5 Year	10 Year
PGPE Class I NAV Based TR	2.7%	12.0%	12.0%
PGPE Class A NAV Based TR	2.0%	11.2%	n.a.[5]
PGPE Class A NAV Based TR with Sales Load[7]	-1.6%	10.5%	n.a.[5]
MSCI World TR6	-7.0%	8.0%	8.9%

Portfolio positioning

As has been the case since the Fund’s inception, the Adviser’s relative value views will vary across asset class, investment type, geography, or position in the capital structure. We believe that the flexibility afforded by the Fund’s ability to make Direct Investments and primary and secondary Private Equity Fund Investments in a variety of markets, regions, and sectors, will continue to help the Fund achieve its investment objectives. Direct Equity, specifically control buyouts, continued to be the investment focus of 2022 as we believe that they will be the most important driver of returns in future.

Private Equity

During the fiscal year, Private Equity Investments accounted for most of the Fund’s investment allocation and were the largest contributor to positive performance. Direct Equity remained the largest exposure within Private Equity, followed by Primary and Secondary fund investments. The Fund’s portfolio companies demonstrated significant EBITDA resilience in 2022 as a result of carefully selected non-cyclical themes (e.g., healthcare and business IT) and hands-on engagement with portfolio companies. Additionally, by design, a majority of our Private Equity Direct portfolio is hedged against variable interest rates in their liabilities and have debt maturities not until 2025 and beyond.

For new investments, the most attractive relative values were found in mid- and upper mid-cap firms with proven business models and differentiated customer propositions. New infrastructure investments within the Private Equity portfolio have a similar focus on direct investing in growth areas such as digital infrastructure and energy transition.

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2023 (continued)

Direct Debt

The expected returns for the Direct Debt asset class increased meaningfully in 2022, especially as it benefited from rising rates as a floating-rate asset class. Credit spreads widened and original issue discounts increased, while the most common benchmark rate (3M SOFR) increased from near-zero to over 4%. Direct Debt opportunities in the US and Europe offered returns in the high single digits. Increasingly, companies turned to private credit providers as banks stepped away from underwriting and new issuance markets almost dried up. We saw the best relative value in the senior part of the capital structure, and the Fund increased its tactical target allocation to Direct Debt. A thematic approach was applied to the selection of sectors and companies, and we looked for opportunities with significant equity cushions, moderate levels of leverage, and contractual protection. The Fund’s portfolio is highly diversified and highly selective, and we seek to minimize risks associated with lower rated issuers.

Other investments

A small percentage of the Fund’s investments is allocated to other more liquid assets, such as Common Stocks (listed infrastructure and listed private equity), and, to a much lesser extent, Asset-Backed Securities. Within the Common Stock portfolio, infrastructure held up better than private equity during 2022. Regulated utilities such as water network operators and waste management companies performed best, due to inflation-linked prices, long-term concessions, and strong market positions. Toll road investments were another strong performer, as they benefited from a continued recovery in traffic volumes.

Looking ahead

The economic conditions appear to be improving compared with just a few months ago. A widespread fear of energy disruptions in Europe did not materialize, and private demand in the US has so far been resilient to rising rates. As inflation slows, there is increasing clarity regarding the terminal level of central bank policy rates. Accordingly, we believe that the risk of a more severe recession has reduced. But we also acknowledge that uncertainty still exists while inflation is elevated and central banks are tightening. We therefore remain cautious about our underwriting for the time being due to possible headwinds to near-term real GDP growth.

That said, we are excited to be investing in this environment. Historically, private markets have shown a high level of resilience during economic downturns, with downturn-era vintages historically outperforming vintages at the economic peaks (although past performance is no guarantee of future outcomes). Because we maintained a strong liquidity position in the Fund last year, we have capital available to invest in 2023.

We are actively building our pipeline of thematically-oriented target assets, where we have high conviction in the underlying theme and on the asset’s transformational growth trajectory. In our view, asset selection will be critical in this environment, and we believe that the ability to protect and grow earnings and margin will be key to investment returns in the years to come. In addition, market positioning and pricing power will be key differentiators.

We appreciate the trust and confidence you have demonstrated in Partners Group through your investment in the Fund. Thank you for your continued support. If you have any additional questions or comments, we invite you to contact your Partners Group representative directly or email the team at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2023.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2023 hereinafter appearing.

2.

Past performance is not indicative of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any

Partners Group Private Equity (Master Fund), LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2023 (continued)

obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives.

3.	Data as of December 31, 2022.

4.	Figures based on net asset value calculated as of March 31, 2023.

5.	The inception date of Class A is December 31, 2016.

6.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index was launched on March 31, 1986. Data prior to the launch date is back-tested data (i.e., calculations of how the index might have performed over that time period had the index existed). There are frequently material differences between back-tested performance and actual results. Past performance — whether actual or back-tested — is no indication or guarantee of future performance. The index is unmanaged and does not include fees. Investors may not invest in the index directly. The index does not serve as a benchmark for the Fund and the index performance is presented for illustrative purposes only.

7.	Assumes Maximum Placement Fee for Class A of 3.50%.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Common Stocks (1.17%) North America (0.63%)	Industry	Acquisition Date	Shares	Fair Value
American Tower Corp.	Communication	05/29/20	21,933	$4,474,771
American Water Works Co., Inc.	Utilities	02/16/16	47,317	6,928,628
Ares Capital Corp.	Diversified Financial Services	02/16/16	141,722	2,589,261
Ares Management Corp.	Diversified Financial Services	06/28/19	35,642	2,972,899
Atmos Energy Corp.	Utilities	02/16/16	62,457	7,012,047
Blackstone Group, Inc.	Diversified Financial Services	07/12/19	53,164	4,669,394
Brookfield Asset Management, Inc.	Diversified Financial Services	07/18/22	28,626	936,324
Brookfield Corp.	Diversified Financial Services	12/12/22	30,526	994,232
Canadian National Railway Co.	Transportation	05/14/19	53,381	6,289,116
CMS Energy Corp.	Utilities	11/01/19	68,163	4,181,118
Crown Castle International Corp.	Communication	02/16/16	38,641	5,170,939
Equinix Inc.	Diversified Financial Services	07/31/20	5,388	3,881,731
Fortis Inc.	Utilities	12/18/17	99,204	4,195,934
Golub Capital BDC Inc.	Diversified Financial Services	02/24/22	142,000	1,925,520
HarbourVest Global Private Equity	Diversified Financial Services	12/21/18	82,676	2,089,233
KKR & Co., Inc.	Diversified Financial Services	02/16/16	71,534	3,756,250
Oaktree Specialty Lending Corp.	Financials	04/07/21	142,199	2,667,634
Onex Corporation	Diversified Financial Services	02/16/16	17,576	817,410
Republic Services Inc.	Commercial & Professional Services	08/28/17	46,358	6,266,674
TC Energy Corp.	Utilities	11/01/19	45,416	1,763,887
The Williams Companies, Inc.	Utilities	03/20/23	71,000	2,118,640
TPG Specialty Lending, Inc.	Diversified Financial Services	01/25/23	88,054	1,609,627
Union Pacific Corp.	Transportation	06/29/16	17,379	3,495,786
Waste Management Inc.	Utilities	07/02/20	20,897	3,409,764
Total North America (0.63%)				84,216,819

Western Europe (0.54%)
3i Group Plc	Diversified Financial Services	10/01/20	175,294	3,648,818
Aena SA	Transportation	12/21/18	41,641	6,736,059
Apax Global Alpha Ltd.	Diversified Financial Services	01/19/21	485,904	929,470
BBGI SICAV S.A.	Diversified Financial Services	03/21/19	2,696,279	5,024,354
Cellnex Telecom SA	Communication	05/15/19	196,350	7,628,136
Elia System Operator SA/NV	Utilities	11/03/22	18,839	2,488,751
EQT AB	Diversified Financial Services	04/06/20	69,107	1,403,766
Gimv N.V.	Diversified Financial Services	02/12/16	31,933	1,542,061
HBM Healthcare Investments AG	Diversified Financial Services	04/07/20	7,339	1,718,980
HgCapital Trust PLC	Diversified Financial Services	02/12/16	1,394,880	5,903,526
HICL Infrastructure Co Ltd.	Diversified Financial Services	03/30/16	2,076,718	3,951,958
ICG Graphite Enterprise Trust PLC	Diversified Financial Services	02/12/16	119,861	1,470,758
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	98,453	1,479,369
Investment AB Kinnevik	Diversified Financial Services	04/06/20	208,117	3,102,351
Investor AB	Diversified Financial Services	08/28/17	160,160	3,186,894
National Grid PLC	Utilities	02/12/16	418,463	5,667,372

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Common Stocks (continued) Western Europe (continued)	Industry	Acquisition Date	Shares	Fair Value
NB Private Equity Partners Ltd.	Diversified Financial Services	11/06/19	137,871	$2,393,665
Orsted AS	Utilities	06/15/21	8,156	693,215
Pantheon International Participations Plc	Diversified Financial Services	11/04/19	480,330	1,385,928
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	654,620	5,379,363
Vinci SA	Transportation	02/12/16	64,738	7,435,437
Total Western Europe (0.54%)				73,170,231

Total Common Stocks (Cost $139,609,346)(1.17%)				$157,387,050

Asset-Backed Securities (0.36%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (0.16%)
CIFC Funding 2021-VI Ltd. ***, +	6.25% + L^^	09/22/21	10/15/34	Series 2021-6A, Class E	$1,500,000	$1,406,932
CIFC Funding 2022-IV Ltd. ***, +	7.00% + SFvv	04/20/22	07/16/35	Series 2022-4A, Class E	1,250,000	1,189,423
CIFC Funding Ltd. ***, +	7.27% + SFvv	04/05/22	04/21/35	Series 2022-3A, Class E	1,000,000	949,323
Madison Park Funding LX Ltd. +	5.50% + SFvv	11/28/22	10/25/35	Series 2022-60A, Class D	1,000,000	1,032,087
Madison Park Funding LX Ltd. +	8.95% + SFvv	11/28/22	10/25/35	Series 2022-60A, Class E	1,250,000	1,281,866
Magnetite CLO Ltd. ***, +	6.20% + L^^	10/01/21	10/25/34	Series 2021-30A, Class E	1,625,000	1,575,826
Magnetite XXIV Ltd. ***, +	6.40% + SFvv	02/04/22	04/15/35	Series 2019-24A, Class ER	4,000,000	3,890,161
Magnetite XXVI Ltd. ***, +	5.95% + L^^	08/02/21	07/25/34	Series 2020-26A, Class ER	1,000,000	965,260
Neuberger Berman CLO XXI Ltd. ***, +	3.30% + L^^	04/02/21	04/20/34	Series 2016-21A, Class DR2	500,000	477,362
Neuberger Berman CLO XXI Ltd. ***, +	6.46% + L^^	04/02/21	04/20/34	Series 2016-21A, Class ER2	1,000,000	948,317
Neuberger Berman Loan Advisers CLO 45 Ltd. ***, +	6.25% + L^^	10/07/21	10/14/35	Series 2021-45A, Class E	1,000,000	968,291
Ocean Trails CLO IX ***, +	7.45% + L^^	09/22/21	10/15/34	Series 2020-9A, Class ER	2,647,264	2,399,505
Ocean Trails CLO XII Ltd. ***, +	8.11% + SFvv	05/13/22	07/20/35	Series 2022-12A, Class E	1,000,000	971,805
Southwick Park CLO LLC ***, +	6.25% + L^^	11/16/21	07/20/32	Series 2019-4A, Class ER	800,000	711,735
Symphony CLO XXV Ltd. ***, +	6.50% + L^^	03/12/21	04/19/34	Series 2021-25A, Class E	752,616	715,224
Symphony CLO XXXIII Ltd. ***, +	7.10% + SFvv	04/27/22	04/24/35	Series 2022-33A, Class E	1,250,000	1,169,580
Tallman Park CLO Ltd. ***, +	6.35% + L^^	04/09/21	04/20/34	Series 2021-1A, Class E	500,000	487,254
Wellman Park CLO Ltd. ***, +	6.25% + L^^	05/10/21	07/15/34	Series 2021-1A, Class E	1,000,000	971,655
Total North America (0.16%)						22,111,606

Western Europe (0.20%)
Aurium CLO V Designated Activity Co. ***, +	3.50% + E##	03/08/21	04/17/34	Series 5A, Class ER	1,500,000	1,454,340
Aurium CLO VII DAC ***, +	5.86% + E##	02/04/22	05/15/34	Series 7A, Class E	1,521,243	1,434,364
Avoca CLO XXVI DAC ***, +	9.12% + E##	02/23/22	04/15/35	Series 26A, Class F	1,200,000	1,090,915
Avoca CLO XXVI DAC ***, +	6.51% + E##	02/23/22	04/15/35	Series 26A, Class E	750,000	714,860
Blackrock European CLO VIII DAC ***, +	3.30% + E##	02/03/22	01/20/36	Series 8A, Class DR	1,000,000	963,955
Blackrock European CLO VIII DAC ***, +	6.26% + E##	02/03/22	01/20/36	Series 8A, Class ER	2,500,000	2,311,242
Boyce Park CLO Ltd. ***, +	6.25% + SFvv	01/28/22	04/21/35	Series 2022-1A, Class E	2,625,000	2,437,308
Carlyle Euro CLO 2021-1 DAC ***, +	6.12% + E##	05/01/21	04/15/34	Series 2021-1A, Class D	333,000	309,472
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	0.00%	01/20/22	01/16/33	Series 2015-1A, Class SUB	3,000,000	1,254,793
Carlyle Global Market Strategies 2015-1 Ltd. ***, +	5.50% + E##	01/20/22	01/16/33	Series 2015-1A, Class DR	1,502,063	1,364,115
Carysfort Park CLO ***, +	6.14% + E##	03/12/21	07/28/34	Series 2021-1A, Class D	500,000	474,514
CVC Cordatus Loan Fund +	6.16% + E##	11/07/22	01/15/37	Series 26A, Class D1	1,100,000	1,215,274
CVC Cordatus Loan Fund +	7.73% + E##	11/07/22	01/15/37	Series 26A, Class D2	400,000	443,917
Edmondstown Park CLO DAC +	6.19% + E##	11/18/22	07/21/35	Series 1A, Class D	1,100,000	1,123,070

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Asset-Backed Securities (continued) Western Europe (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Edmondstown Park CLO DAC +	6.77% + E##	11/18/22	07/21/35	Series 1A, Class E	$1,250,000	$1,378,559
Octagon 58 Ltd. ***, +	7.20% + SFvv	04/21/22	07/15/37	Series 2022-1A, Class E	2,140,000	2,020,863
Otranto Park CLO ***, +	7.05% + E##	03/04/22	05/15/35	Series 1A, Class E	1,172,000	1,155,948
Otranto Park CLO ***, +	4.15% + E##	03/04/22	05/15/35	Series 1A, Class D	750,000	750,450
Palmer Square European Loan Funding 2021-1 DAC ***, +	5.95% + E##	08/02/21	04/15/31	Series 2021-1A, Class E	714,000	706,344
Palmer Square European Loan Funding 2021-2 DAC ***, +	8.05% + E##	10/15/21	07/15/31	Series 2021-2A, Class F	375,000	349,386
Palmer Square European Loan Funding 2021-2 DAC ***, +	5.90% + E##	10/15/21	07/15/31	Series 2021-2A, Class E	625,000	596,281
Palmer Square European Loan Funding 2022-1 DAC ***, +	5.90% + E##	02/03/22	10/15/31	Series 2022-1A, Class E	667,000	636,404
Palmer Square European Loan Funding 2022-1 DAC ***, +	8.05% + E##	02/03/22	10/15/31	Series 2022-1A, Class F	500,000	465,944
Palmer Square European Loan Funding 2022-1 DAC ***, +	7.37% + E##	03/17/22	10/15/31	Series 2022-2A, Class E	1,500,000	1,501,198
Total Western Europe (0.20%)						26,153,516

Total Asset-Backed Securities (Cost $52,182,615)(0.36%)						$48,265,122

Private Equity Investments (93.17%) Direct Investments * (66.84%) Direct Equity (58.97%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (4.73%)
AAVAS Financiers Limited +, a, e	Common equity	03/28/18	3,891,752	$68,682,470
Argan Mauritius Limited +, a, e	Common equity	05/09/16	106,215	20,955,136
KKR Pebble Co-Invest L.P. +, a, c, e	Limited partnership interest	05/13/21	—	25,946,509
Kowloon Co-Investment, L.P. +, a, c	Limited partnership interest	11/04/15	—	7,383,938
Partners Terra Pte. Ltd. +, a, b, e	Common equity	05/14/21	4,372,335	4,968,343
PG Esmeralda Pte. Ltd. +, a, b, e	Common equity	03/03/21	5,433,284	4,674,212
PG Esmeralda Pte. Ltd. +, a, b, e	Preferred equity	03/03/21	488,996	42,067,958
PG Esmeralda Pte. Ltd. +, a, b, e	Preferred equity	09/26/22	63,417	6,955,017
PG Loa Pte. Ltd. +, a	Common equity	04/25/22	1,209,388	1,281,067
PG Loa Pte. Ltd. +, a	Preferred equity	04/25/22	22,978,363	24,340,267
Sunsure Energy Private Limited +, a, b, c, e	Member interest	12/27/22	—	7,228,256
Sunsure Energy Private Limited +, a, b, e	Common equity	12/27/22	481,884	481,884
Sunsure Energy Private Limited +, a, b, e	Preferred equity	12/27/22	1,927,535	1,927,535
Touchstone Co-Investment, L.P. +, a, c, e	Limited partnership interest	06/24/19	—	1,906,991
TPG Upswing Co-Invest, L.P. +, a, c	Limited partnership interest	01/10/19	—	30,366,144
Zenith Longitude Limited +, a, b, e	Common equity	08/13/21	6,682,671	384,917,110
Total Asia - Pacific (4.73%)				634,082,837

North America (29.00%)
Alliant Insurance Services, Inc. +, a, c	Limited partnership interest	12/01/21	—	27,697,847
AP VIII Prime Security Services Holdings, L.P. +, a, c, e	Limited partnership interest	05/02/16	—	9,341,805
Astorg VII Co-Invest ERT +, a, c	Limited partnership interest	04/28/21	—	64,252,476
BCPE Hercules Holdings, L.P. +, a, c	Limited partnership interest	07/30/18	—	44,471,363
BI Gen Holdings, Inc. +, a	Common equity	01/01/21	14,561	321,416
CapitalSpring Finance Company, LLC +, a, b	Common equity	03/01/17	3,020,546	2,945,931
CB Poly Holdings, LLC +, a, e	Preferred equity	08/16/16	171,270	55,334,606
CB Titan MidCo Holdings, Inc. +, a	Common equity	01/01/21	56,634	35,049
CBI Parent, L.P. +, a, b	Common equity	01/06/21	1,145,918	49,483,981
CBI Parent, L.P. +, a, b, c	Member interest	10/17/22	—	5,806,888
CD&R Mercury Co-Investor, L.P. +, a, c, e	Limited partnership interest	10/14/20	—	234,184,586
Confluent Health Holdings LP +, a, b, e	Common equity	01/31/23	3,232	8,502,052

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (continued)
Confluent Health, LLC +, a, b, e	Common equity	06/24/19	27,246	$58,553,771
ConvergeOne Investment L.P. +, a	Common equity	07/03/19	3,120	469,307
Cowboy Topco, Inc. +, a	Common equity	05/18/22	1,348,750	1,389,640
Cure Holdings, LLC +, a, e	Common equity	05/13/21	241,557	1,207,850
Dermatology Holdings, L.P. +, a, b, c, e	Limited partnership interest	04/01/22	—	123,530,154
DIF VI Co-Invest Project 2C C.V. +, a, c, e	Limited partnership interest	03/15/22	—	55,102,707
ECP Parent, LLC +, a, b	Common equity	11/15/21	105,520,023	134,424,811
EdgeCore Holdings, L.P. +, a, b, c, e	Limited partnership interest	11/10/22	—	46,333,333
Encore Holdings LP +, a, b, c, e	Limited partnership interest	07/01/22	—	59,878,467
EnfraGen LLC +, a, b, e	Common equity	09/17/19	37,786	68,814,259
EQT Infrastructure IV Co-Investment (B) SCSp +, a, c	Limited partnership interest	03/09/20	—	122,477,860
EQT IX Co-Investment (F) SCSp +, a, c, e	Limited partnership interest	11/15/21	—	121,735,387
EQT VIII Co-Investment (C) SCSp +, a, c, e	Limited partnership interest	01/25/19	—	123,504,638
EXW Coinvest L.P. +, a, c	Limited partnership interest	06/17/16	—	19,918,899
FRP Investors II, L.P. +, a, c, e	Limited partnership interest	09/16/22	—	51,281,843
Halo Parent Newco, LLC +, a	Preferred equity	02/22/22	1,109	17,974,459
Icebox Holdco I Inc. +, a, b, c	Member interest	03/01/22	—	62,801,819
Icebox Parent L.P. +, a, b, c	Limited partnership interest	12/22/21	—	142,209,239
Idera Parent L.P. +, a, b, c, e	Limited partnership interest	03/02/21	—	235,094,054
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	481	1
KENE Holdings, L.P. +, a, c	Limited partnership interest	08/08/19	—	420,155
KKR Cavalry Co-Invest Blocker Parent L.P. +, a, c, e	Limited partnership interest	03/24/22	—	47,943,203
KKR Enterprise Co-Invest AIV A L.P. +, a, c, e	Limited partnership interest	07/31/20	—	700,330
KKR Enterprise Co-Invest L.P. +, a, e	Common equity	10/09/18	9,684	—
KPOCH Holdings, L.P. +, a, b, c	Limited partnership interest	11/10/22	—	197,028,562
KPSKY Holdings L.P. +, a, b, c	Limited partnership interest	10/19/21	—	63,907,232
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	543
LTF Holdings, Inc. +, a, e	Common equity	01/06/20	3,464,630	55,260,847
Matterhorn Topco, L.P. +, a	Common equity	05/19/21	88,040	13,997,691
MHS Acquisition Holdings, LLC +, a, b	Common equity	03/10/17	356	628,574
MHS Acquisition Holdings, LLC +, a, b	Preferred equity	03/10/17	35,285	341,421
MHS Blocker Purchaser L.P. +, a, b, c	Limited partnership interest	03/10/17	—	74,999,298
Milestone Investment Holdings, LLC +, a, e	Common equity	09/23/21	22,293,150	30,396,135
Multiplan Corp. +, a	Common equity	06/07/16	485,959	505,397
NC Ocala Co-Invest Alpha, L.P. +, a, c	Limited partnership interest	11/24/21	—	78,168,465
NDES Holdings, LLC +, a	Preferred equity	09/19/11	500,000	2,793,328
OHCP IV SF COI, L.P. +, a, b, c	Limited partnership interest	01/31/18	—	52,652,424
OMNIA Coinvest L.P. +, a, c, e	Limited partnership interest	10/23/20	—	21,077,477
Onex Fox, L.P. +, a, c, e	Limited partnership interest	04/25/19	—	74,800,429
Orion Opportunity L.P. +, a, c, e	Limited partnership interest	09/01/21	—	46,306,275
Patriot SPV, L.P. +, a, c	Limited partnership interest	03/18/21	—	59,874,948
PG BRPC Investment, LLC +, a, b, e	Common equity	08/01/19	32,079	83,240,775
PG Delta HoldCo, LLC +, a, b, e	Common equity	06/24/21	30,950,766	56,758,170
Raptor Holding Parent, L.P. +, a	Common equity	04/01/22	11,209	1,317,850
Real Hero Topco, L.P. +, a, c	Limited partnership interest	04/01/21	—	10,942,640
Safari Co-Investment L.P. +, a, c, e	Limited partnership interest	03/14/18	—	10,824,021
SC Landco Parent, LLC +, a	Common equity	11/21/13	2,672	485,957
SC Landco Parent, LLC +, a	Preferred equity	04/21/17	—	1
Shermco Intermediate Holdings, Inc. +, a, e	Common equity	06/05/18	11,525	1,593,722
Shingle Coinvest L.P. +, a, c, e	Limited partnership interest	05/29/18	—	191,112,129
SIH RP HoldCo L.P. +, a, e	Common equity	09/10/19	5,995,126	63,594,303
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c	Limited partnership interest	08/18/17	—	28,799,459
SnackTime PG Holdings, Inc. +, a, b, e	Common equity	05/23/18	12	23,099,045
SnackTime PG Holdings, Inc. +, a, b, c, e	Member interest	05/23/18	—	20,664,120

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (continued)
Specialty Pharma Holdings LP +, a, b, c	Limited partnership interest	04/01/21	—	$133,140,783
Starfish Intermediate, Inc. +, a	Preferred equity	06/06/22	57,176	194,419,248
Stonepeak Tiger (Co-Invest) Holdings (I-B) L.P. +, a, c, e	Limited partnership interest	08/17/21	—	31,591,900
SureWerx Topco, L.P. +, a, b, c, e	Limited partnership interest	12/28/22	—	52,920,539
T-VIII Mercury Co-Invest L.P. +, a, c, e	Limited partnership interest	07/29/21	—	5,099,651
Thermostat Purchaser, L.P. +, a, b, c	Limited partnership interest	08/31/21	—	72,485,016
TKC Topco LLC +, a	Common equity	10/14/16	4,632,829	201,927
VEEF II Co-Invest 2-A, L.P. +, a, c	Limited partnership interest	03/15/22	—	4,629,072
Velocity Holdings US LP +, a, c, e	Limited partnership interest	08/31/22	—	24,284,273
VEPF VII Co-Invest 2-A, L.P. +, a, c, e	Limited partnership interest	04/06/21	—	89,499,127
WHCG Purchaser, L.P. +, a, b, c	Limited partnership interest	06/22/21	—	14,861,436
Woof Parent L.P. +, a	Common equity	12/21/20	1,441	2,769,094
Total North America (29.00%)				3,889,217,490

Rest of World (1.63%)
Carlyle Retail Turkey Partners, L.P. +, a, c	Limited partnership interest	07/11/13	—	6,636,639
Zabka Polska SA +, a, e	Preferred equity	09/25/19	120,777,003	3,309,622
Zabka Polska SA +, a	Common equity	09/25/19	2,551,723	208,235,862
Total Rest of World (1.63%)				218,182,123

South America (0.01%)
Centauro Co-Investment Fund, L.P. +, a, c	Limited partnership interest	11/28/13	—	1,668,530
Total South America (0.01%)				1,668,530

Western Europe (23.60%)
Ark EquityCo SAS +, a, c, e	Limited partnership interest	02/21/22	—	13,736,104
Aston Lux Acquisitions S.à.r.l. +, a, c	Limited partnership interest	11/28/19	—	3,420,272
Aston Lux Acquisitions S.à.r.l. +, a	Common equity	01/11/21	218,625	233,035
Astorg VIII Co-Invest Open Health +, a, c	Limited partnership interest	08/04/22	—	23,349,440
Bock Capital JVCo Nature S.à.r.l. +, a, b	Common equity	07/01/21	12,590,000,000	119,970,996
Camelia Investment 1 Limited +, a, b	Preferred equity	10/12/17	6,768,617,529	141,003,242
Camelia Investment 1 Limited +, a, b	Common equity	10/12/17	86,516	34,519,556
Capri Acquisitions Topco Limited +, a	Common equity	11/01/17	8,345,985	78,368,759
CD&R Market Co-Investor, L.P. +, a, c, e	Limited partnership interest	11/10/21	—	50,248,813
Ciddan S.à.r.l. +, a	Preferred equity	09/15/17	23,249,522	28,052,232
Ciddan S.à.r.l. +, a	Common equity	09/15/17	12,263,242	78,081,702
Climeworks AG +, a	Common equity	04/25/22	63,085	486,801
Climeworks AG +, a, e	Preferred equity	04/25/22	7,823,400	63,551,010
EQT Future Co-Investment (C) SCSp +, a, c	Limited partnership interest	02/15/23	—	48,178,954
EQT Jaguar Co-Investment SCSp +, a, b, c, e	Limited partnership interest	11/30/18	—	118,778,917
EQT VIII Co-Investment (D) SCSp +, a, c, e	Limited partnership interest	10/01/19	—	197,359,516
Fides S.p.A +, a	Common equity	12/15/16	78,505	513,238
Global Blue Group Holding AG +, a	Common equity	09/11/20	97,250	581,219
Global Blue Holding L.P. +, a, c	Limited partnership interest	07/31/12	—	10,605,291
Green DC LuxCo S.à.r.l. +, a, b, c, e	Member interest	01/20/22	—	15,986,931
Green DC LuxCo S.à.r.l. +, a, b	Common equity	01/20/22	19,595,288	60,887,852
KKR Matterhorn Co-Invest L.P. +, a, c	Limited partnership interest	11/02/12	—	961,180
KKR Pegasus Co-Invest L.P. +, a, c	Limited partnership interest	07/07/22	—	12,746,098
KKR Sprint Co-Invest L.P. +, a, c	Limited partnership interest	09/29/22	—	44,901,409
KKR Traviata Co-invest L.P. +, a, c	Limited partnership interest	12/18/19	—	132,430,437
Luxembourg Investment Company 261 S.à.r.l. +, a	Common equity	07/31/18	1,480	67,408,311
Luxembourg Investment Company 261 S.à.r.l. +, a, c	Member interest	07/31/18	—	59,541,135
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Preferred equity	08/22/19	7,865,820	23,698,151
Luxembourg Investment Company 285 S.à.r.l. +, a, b, c	Member interest	08/22/19	—	20,694,895

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
Western Europe (continued)
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Common equity	08/22/19	6,999,953	$3,312,213
Luxembourg Investment Company 293 S.à.r.l. +, a, b, e	Common equity	06/26/19	9,789,622	36,569,726
Luxembourg Investment Company 293 S.à.r.l. +, a, b, c, e	Member interest	06/26/19	—	5,148,507
Luxembourg Investment Company 314 S.à.r.l. +, a, b	Common equity	08/22/19	192,000	1
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Common equity	02/14/23	—	259,313
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Preferred equity	02/14/23	—	2,333,820
Luxembourg Investment Company 414 S.à.r.l. +, a, b, c, e	Member interest	07/02/21	—	55,573,020
Luxembourg Investment Company 414 S.à.r.l. +, a, b, e	Common equity	07/02/21	12,111,360	45,324,050
Luxembourg Investment Company 430 S.à.r.l. +, a, b, e	Common equity	05/10/21	52,594,635	71,624,666
Luxembourg Investment Company 430 S.à.r.l. +, a, b, c, e	Member interest	05/10/21	—	15,081,767
Magnesium Co-Invest SCSp +, a, c, e	Limited partnership interest	05/19/22	—	85,869,277
Mauritius (Luxemburg) Investments S.à.r.l. +, a	Common equity	10/19/21	11,698	1
May Co-Investment S.C.A. +, a, b	Common equity	11/09/20	1,059,375	64,107,397
Montagu LuxCo +, a	Common equity	02/22/22	450,000	55,357,189
Nerve Co-Invest SCSp +, a, c, e	Limited partnership interest	01/27/21	—	38,373,223
Nerve Co-Invest SCSp +, a, c	Limited partnership interest	01/31/23	—	5,200,954
Oakley Capital V Co-Investment (A) SCSp +, a, c, e	Limited partnership interest	12/12/22	—	43,841,520
Orbiter Investments S.à.r.l. +, a, e	Common equity	12/17/21	5,977,270	180,264,244
OT Luxco 3 & Cy S.C.A. +, a	Warrants	12/01/17	844,552.92	1,654,084
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Common equity	03/22/23	13,000	4,792,184
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Preferred equity	03/22/23	132,968	49,016,666
Partners Group Satellite Warehouse S.C.S. +, a, b	Member interest	03/22/23	—	1,461,859
PG Investment Company 1 S.à.r.l. +, a, b, c	Member interest	10/28/21	—	91,515,608
PG Investment Company 1 S.à.r.l. +, a, b, e	Common equity	10/28/21	12,822,040	8,467,374
PG Investment Company 18 S.à.r.l. +, a, b, e	Preferred equity	07/07/22	113,856,528	127,351,248
PG Investment Company 18 S.à.r.l. +, a, b, e	Common equity	07/07/22	12,650,106	1
PG Investment Company 24 S.à.r.l. +, a, b, e	Common equity	07/13/22	928,445	3,101,707
PG Investment Company 24 S.à.r.l. +, a, b, e	Preferred equity	07/13/22	101,367,616	118,000,625
PG Lion Management Warehouse S.C.S +, a, b, c	Limited partnership interest	08/22/19	—	700,087
PG TLP S.à.r.l. +, a, b, c, e	Member interest	04/14/21	—	20,033,882
PG TLP S.à.r.l. +, a, b, e	Common equity	04/14/21	6,377,426	81,390,710
PG Wave Limited +, a, b, e	Common equity	02/03/22	53,215,581	73,041,328
Pharmathen GP S.à.r.l. +, a, b	Common equity	01/20/22	110,300	1
Pharmathen Topco S.à.r.l. +, a, b	Preferred equity	01/20/22	98,858,068	107,607,990
Pharmathen Topco S.à.r.l. +, a, b	Common equity	01/20/22	79,910	1
Polyusus Lux XVI S.à.r.l. +, a, b, e	Common equity	05/23/18	44,442,345	—
Polyusus Lux XVI S.à.r.l. +, a, b, e	Preferred equity	05/23/18	244,659,996	3,449,964
Polyusus Lux XVI S.à.r.l. +, a, b, c, e	Member interest	10/01/22	—	1,237,462
Polyusus Lux XXIII S.à.r.l. +, a, e	Preferred equity	04/11/22	1,155,552	70,156
Polyusus Lux XXIII S.à.r.l. +, a, e	Common equity	08/19/21	4,383,568	3
Polyusus Lux XXIII S.à.r.l. +, a, e	Preferred equity	08/19/21	13,114,964	453,895
Refresco 2 Co-Invest SCSp +, a, c	Limited partnership interest	07/12/22	—	36,425,367
Root JVCo S.à.r.l. +, a, b, c	Member interest	09/29/20	—	38,619,797
Root JVCo S.à.r.l. +, a, b, e	Common equity	02/07/23	1,969,352	19,116,700
Root JVCo S.à.r.l. +, a, b, e	Preferred equity	02/07/23	6,731,408	48,670,545
S.TOUS, S.L +, a	Common equity	10/06/15	622	19,565,808
Stark Perseus Investment +, a, e	Common equity	02/26/21	963,052	586,894
Stark Perseus Topco +, a, c, e	Member interest	02/26/21	—	3,113,237
Stark Perseus Topco +, a, e	Common equity	02/26/21	26,921,454	69,766,204
Surfaces SLP (SCSp) +, a, b, c	Limited partnership interest	10/01/20	—	36,858,430
Veonet Co-Invest SCSp (Lux) +, a, c, e	Limited partnership interest	03/09/22	—	39,327,814
Total Western Europe (23.60%)				3,163,934,015

Total Direct Equity (58.97%)				$7,907,084,995

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (7.87%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Asia - Pacific (0.46%)
BYJU’s Alpha, Inc. +, a	Cash 8.00% + L (0.75% Floor)^^	01/19/22	11/24/26	Senior	$2,370,023	$1,947,862
FFML Holdco Limited +, a	Cash 6.25% + BBSY (0.75% Floor)††	11/30/22	11/30/28	Senior	12,373,591	12,182,174
Fugue Finance B.V. +, a	Cash 3.25% + E##	08/24/20	08/30/24	Senior	1,299,487	1,188,480
Fugue Finance B.V. +, a	Cash 4.50% + SF (0.50% Floor)vv	03/10/23	01/31/28	Senior	1,500,000	1,500,315
Genesis Care Finance Pty Ltd. +, a	Cash 5.00% + L (1.00% Floor)^^	07/28/20	05/14/27	Senior	2,134,000	581,515
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/26/22	07/26/27	Senior	12,728,400	12,679,706
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/29/22	07/29/27	Senior	4,651,970	4,446,583
Greencross Limited +, a	Cash 5.75% + L (0.75% Floor)^^	03/22/22	03/23/28	Senior	10,313,325	10,096,429
ICON Cancer Care +, a	Cash 7.25% + BBSY (0.50% Floor)†	04/12/22	03/29/30	Second Lien	10,284,819	8,860,163
Snacking Investments BidCo Pty Limited +, a	Cash 4.00% + SF (1.00% Floor)v	01/15/20	12/18/26	Senior	1,261,000	1,254,165
Stiphout Finance, LLC +, a	Cash 3.00% + L (1.00% Floor)^	10/30/15	10/30/25	Senior	4,669,916	4,695,879
Voyage Australia Pty Ltd +, a	Cash 3.50% + L (0.50% Floor)^^	07/23/21	06/18/28	Senior	1,674,250	1,655,415
Total Asia - Pacific (0.46%)						61,088,686

North America (4.98%)
Acrisure LLC +, a	Cash 3.75% + L (0.50% Floor)^	08/18/21	02/13/27	Senior	2,167,000	2,104,699
Acrisure LLC +, a	Cash 3.50% + L^	03/27/20	02/15/27	Senior	1,848,864	1,789,358
Acrisure LLC +, a	Cash 4.25% + L (0.50% Floor)^	12/08/21	02/15/27	Senior	987,500	969,602
ADMI Corp. +, a	Cash 3.75% + L (0.50% Floor)^	07/14/21	12/23/27	Senior	1,379,000	1,281,608
Air Medical Group Holdings, Inc. +, a	Cash 4.75% + L (1.00% Floor)^	02/25/21	10/02/25	Senior	977,500	701,356
AIT Buyer, LLC +, a	Cash 7.50% + L (0.75% Floor)^^	04/06/21	03/30/29	Second Lien	6,860,000	6,699,052
Alliant Holdings Intermediate, LLC +, a	Cash 3.50% + L (0.50% Floor)^	12/08/21	11/05/27	Senior	1,576,000	1,561,800
Amneal Pharmaceuticals, Inc. +, a, f	Cash 3.50% + L^^	05/18/22	05/04/25	Senior	8,454,175	8,056,986
Apex Group Treasury Limited +, a	Cash 3.75% + L (0.50% Floor)^^	08/27/21	07/27/28	Senior	2,076,735	2,033,466
Apex Tool Group +, a	Cash 5.25% + SF (0.50% Floor)v	02/22/22	02/08/29	Senior	992,500	876,427
Applovin Corporation +, a	Cash 3.35% + L^^	03/24/21	08/15/25	Senior	977,041	976,122
Applovin Corporation +, a	Cash 3.10% + L (0.50% Floor)^^	12/08/21	10/25/28	Senior	1,386,000	1,380,948
AQA Acquisition Holding, Inc. +, a	Cash 4.25% + L (0.50% Floor)^^	03/18/21	03/03/28	Senior	1,080,750	1,056,439
AqGen Island Holdings, Inc. +, a	Cash 6.50% + L (0.50% Floor)^^	08/19/21	08/02/29	Second Lien	7,049,750	6,380,024
athenahealth Group, Inc. +, a, e	Cash 3.50% + SF (0.50% Floor)vv	02/23/22	02/15/29	Senior	2,919,841	5,898,481
athenahealth Group, Inc. +, a, e	Cash 3.50% + SF (0.50% Floor)vv	01/27/22	02/15/29	Senior	119,565	111,495
Banff Guarantor, Inc. +, a	Cash 5.50% + L (0.50% Floor)^	01/31/22	02/27/26	Second Lien	1,700,000	1,647,410
Banff Merger Sub Inc. +, a	Cash 3.75% + L^	01/31/22	10/02/25	Senior	2,800,206	2,766,085
Barracuda Networks, Inc. +, a	Cash 7.00% + SF (0.50% Floor)vv	05/17/22	08/15/30	Second Lien	4,000,000	3,586,680
Bausch & Lomb Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	05/18/22	05/10/27	Senior	3,283,500	3,194,107
Bella Holding Company, LLC +, a	Cash 3.75% + L (0.75% Floor)^	05/13/21	04/01/28	Senior	3,546,000	3,427,900
BI Gen Holdings, Inc. +, a	Cash 4.25% + L^^	10/04/18	09/05/25	Senior	1,432,750	1,415,199
BI Gen Holdings, Inc. +, a	Cash 8.13% + L (1.00% Floor)^^	12/21/20	08/31/26	Second Lien	1,950,000	1,950,000
BlueConic Holding, Inc. +, a	Cash 5.50% + L (0.75% Floor)^^	01/27/22	01/27/28	Senior	18,912,000	18,272,789
Brookfield WEC Holdings, Inc. +, a	Cash 2.75% + L (0.50% Floor)^	09/12/18	08/01/25	Senior	972,392	969,232
Brown Group Holding, LLC +, a	Cash 3.75% + SF (0.50% Floor)vv	06/09/22	07/02/29	Senior	995,000	995,831
Burger Bossco Intermediate, Inc. +, a	Cash 4.25% + L (1.00% Floor)^	01/01/21	04/25/24	Senior	151,200	119,259
Burger Bossco Intermediate, Inc. +, a	PIK 10.00% + L (1.00% Floor)^^	12/31/20	04/25/25	Second Lien	354,993	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Campaign Monitor (UK) Limited +, a	Cash 8.90% + L (1.00% Floor)^^	01/01/21	11/06/25	Second Lien	$1,650,000	$1,634,802
CapitalSpring Finance Company, LLC +, a, b	Cash 8.00%	03/01/17	02/10/25	Mezzanine	4,863,488	4,396,666
CapitalSpring Finance Company, LLC +, a, b	PIK 5.00%	03/01/17	02/10/25	Mezzanine	3,444,547	2,681,828
Carestream Dental Equipment, Inc. +, a	Cash 4.50% + L (0.50% Floor)^^	11/26/21	09/01/24	Senior	1,376,009	1,278,312
Carestream Dental Equipment, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	11/26/21	09/01/25	Second Lien	3,000,000	2,820,000
Central Parent, Inc. +, a	Cash 4.50% + SF (0.50% Floor)vv	07/12/22	07/06/29	Senior	997,500	995,680
Charlotte Buyer Inc +, a	Cash 5.25% + SF (0.50% Floor)vv	08/16/22	02/11/28	Senior	997,500	955,735
Charter NEX US, Inc. +, a	Cash 3.75% + L (0.75% Floor)^^	05/31/19	12/01/27	Senior	1,434,535	1,417,163
Cheniere Energy Partners +, a	Cash 3.75% + L (0.50% Floor)^^	06/09/21	06/04/28	Senior	3,250,500	3,231,208
Clydesdale Acquisition Holdings, Inc. +, a	Cash 4.175% + SF (0.50% Floor)vv	04/19/22	04/13/29	Senior	1,290,250	1,263,039
ConnectWise, LLC +, a	Cash 3.50% + L (0.75% Floor)^^	10/06/21	09/29/28	Senior	1,678,750	1,626,289
Conservice Midco, LLC, +, a	Cash 4.25% + L^	05/18/20	05/13/27	Senior	1,657,500	1,632,986
Conterra Ultra Broadband Holdings, Inc. +, a	Cash 4.70% + L (1.00% Floor)^	06/06/19	04/30/26	Senior	1,636,348	1,532,538
ConvergeOne Holdings, Inc. +, a	Cash 5.00% + L^	03/27/19	01/04/26	Senior	2,887,500	1,762,819
ConvergeOne Holdings, Inc. +, a	Cash 8.50% + L^	04/15/19	01/04/27	Second Lien	31,200,000	11,856,000
Convergint Tech LLC +, a	Cash 6.75% + L (0.75% Floor)^	04/12/21	03/30/29	Second Lien	1,400,000	1,238,713
Cornerstone OnDemand, Inc. +, a	Cash 3.75% + L (0.50% Floor)^	10/22/21	10/16/28	Senior	1,188,000	1,100,385
Critical Start +, a	Cash 5.25% + SF (0.75% Floor)vv	05/18/22	05/18/28	Senior	8,201,971	8,165,992
Critical Start, Inc. +, a, e	Cash 6.00% + SF (0.75% Floor)vv	05/18/22	05/18/28	Senior	—	(30,861)
Critical Start, Inc. +, a	Cash 6.25% + SF (0.75% Floor)vv	03/27/23	05/17/28	Senior	4,495,833	4,362,769
Crown Subsea Communications Holding, Inc. +, a	Cash 4.75% + L (0.75% Floor)^^	05/05/21	04/27/27	Senior	4,487,671	4,435,794
CSC Holdings, LLC +, a	Cash 2.50% + L^	08/11/21	04/15/27	Senior	3,446,701	3,055,724
CSC Holdings, LLC +, a	Cash 2.25% + L^	12/07/18	01/15/26	Senior	2,892,342	2,747,725
DCert Buyer, Inc. +, a	Cash 4.00% + L^	10/24/19	10/16/26	Senior	1,943,665	1,907,532
Deerfield Dakota Holding, LLC +, a	Cash 3.75% + SF (1.00% Floor)vv	06/01/20	04/09/27	Senior	972,500	937,004
Delta Topco, Inc. +, a	Cash 3.75% + L (0.75% Floor)^^	01/06/21	12/01/27	Senior	2,063,250	1,917,956
Dentive Capital, LLC +, a, e	Cash 7.00% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	—	(43,916)
Dentive Capital, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	10,125,421	9,822,539
DexKo Global Inc. +, a	Cash 3.75% + L (0.50% Floor)^^	10/07/21	09/22/28	Senior	254,301	236,945
Dexko Global, Inc. +, a	Cash 3.75% + L (0.50% Floor)^^	10/07/21	10/04/28	Senior	1,329,699	1,238,947
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 4.75% + SF (0.75% Floor)vv	11/15/22	03/31/28	Senior	995,000	976,344
DG Investment Intermediate Holdings 2, Inc. +, a	Cash 3.50% + L (0.75% Floor)^	04/23/21	03/31/28	Senior	1,277,292	1,243,323
Diamond Parent Midco Inc. +, a	Cash 6.25% + L (1.00% Floor)^^	09/01/22	08/04/25	Senior	29,214,733	28,776,512
Dwyer Instruments, LLC +, a, e	Cash 6.00% + L (0.75% Floor)^^	07/01/22	07/21/27	Senior	9,887,328	297,855
EAB Global, Inc. +, a	Cash 4.00% + SF (0.75% Floor)v	08/25/21	11/19/26	Senior	4,125,758	2,124,520
ECI Macola/Max Holding, LLC +, a	Cash 3.75% + L (0.75% Floor)^^	09/13/21	11/09/27	Senior	1,670,100	1,635,446
Element Materials Technology Group US Holdings Inc.(EM Midco 2 US LLC) +, a	Cash 4.25% + SF (0.50% Floor)vv	08/17/22	06/22/29	Senior	997,501	987,840
Endurance International Group Holdings, Inc. +, a	Cash 3.50% + L (0.75% Floor)^^	04/28/21	02/10/28	Senior	3,831,750	3,582,686
Engineered Machinery Holdings, Inc. +, a	Cash 3.50% + L (0.75% Floor)^^	08/16/21	05/21/28	Senior	1,580,000	1,560,906
Envision Healthcare Corp. +, a	Cash 4.50% + SF (1.00% Floor)vv + PIK 7.00%	04/29/22	04/29/28	Second Lien	39,264,768	29,669,920

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Envision Healthcare Holdings, Inc. +, a	Cash 4.50% + SF (1.00% Floor)v	04/29/22	04/28/28	Second Lien	$3,678,337	$2,779,488
Epiq Systems +, a	Cash 4.75% + SF (0.75% Floor)v	06/02/22	04/26/29	Senior	3,980,000	3,706,872
Evergreen Services Group, LLC +, a	Cash 6.15% + SF (0.75% Floor)vv	06/15/22	06/14/29	Senior	9,850,053	9,751,427
Evergreen Services Group, LLC +, a, e	Cash 6.15% + SF (0.75% Floor)vv	01/30/23	06/15/29	Senior	183,588	181,750
Explorer Holdings, Inc. +, a, e	Cash 8.00% + L (0.50% Floor)^	02/04/20	02/04/28	Second Lien	19,491,899	18,322,384
Filtration Group Corporation +, a	Cash 3.50% + L (0.50% Floor)^	11/01/21	10/21/28	Senior	2,068,500	2,038,445
First Student Bidco Inc. +, a	Cash 3.00% + L (0.50% Floor)^^	08/11/21	08/21/28	Senior	1,089,937	1,046,535
First Student Bidco, Inc. +, a	Cash 4.00% + SF (0.50% Floor)vv	08/05/22	07/21/28	Senior	997,662	977,709
Flynn Restaurant Group LP +, a	Cash 4.25% + L (0.50% Floor)^	12/10/21	11/22/28	Senior	2,277,000	2,217,798
Galls, LLC +, a	Cash 6.25% + L (1.00% Floor)^^	12/22/20	01/31/25	Senior	514,791	489,485
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	01/01/21	06/22/24	Senior	1,910,879	1,900,732
Great American Outdoors Group, LLC +, a	Cash 3.75% + L (0.75% Floor)^^	05/14/21	03/06/28	Senior	1,759,703	1,739,915
Heartland Dental Holdings, Inc. +, a, e	Cash 3.75%	05/15/18	04/30/25	Senior	2,187,667	2,110,875
Heartland Dental Holdings, Inc. +, a	Cash 3.50% + L^	05/15/18	04/30/25	Senior	605,972	567,774
Heartland Dental, LLC +, a	Cash 4.00% + L^	06/21/21	04/30/25	Senior	982,500	926,414
Heartland Home Services, Inc. +, a	Cash 6.75% + SF (1.00% Floor)v	11/08/22	12/15/26	Senior	12,000,000	11,869,698
Help/Systems Holdings Inc. +, a	Cash 6.75% + L (0.75% Floor)^^	11/05/21	11/19/27	Second Lien	3,600,000	2,961,000
Help/Systems Holdings Inc. +, a	Cash 4.00% + L (0.75% Floor)^^	06/25/21	11/19/26	Senior	4,125,758	3,691,522
Hornblower Sub, LLC +, a	Cash 4.50% + L^^	05/01/19	04/27/25	Senior	936,299	565,525
Husky Injection Molding Systems Ltd. +, a, f	Cash 3.00% + L (1.00% Floor)^^	05/22/19	03/28/25	Senior	4,949,095	4,703,953
Hyland Software Inc. +, a	Cash 3.50% + L (0.75% Floor)^^	10/27/20	07/01/24	Senior	2,953,764	2,923,902
Idera, Inc. +, a, b	Cash 3.75% + L (0.75% Floor)^	12/17/18	06/27/24	Senior	1,244,979	1,191,675
Imperial Dade +, a	Cash 4.63% + SF (0.50% Floor)vv	06/24/22	06/11/26	Senior	990,000	981,337
Indy US Bidco, LLC +, a	Cash 3.75% + L (0.75% Floor)^^	03/29/21	03/06/28	Senior	980,075	831,844
INNIO Group Holdings GmbH +, a	Cash 3.25% + E###	11/30/18	10/31/25	Senior	1,415,436	1,308,210
Integrity Marketing Acquisition, LLC +, a, e	Cash 5.75% + SF (0.75% Floor)vv	06/21/22	08/27/25	Senior	16,464,723	16,102,735
Iris Holdings Inc. +, a	Cash 4.75% + SF (0.50% Floor)vv	06/15/22	06/28/28	Senior	1,839,753	1,588,516
KCIBT Intermediate II, Inc. +, a	Cash 1.00% + L (1.00% Floor)^^ + PIK 4.25% + L (1.00% Floor)^^	12/23/20	06/01/25	Senior	245,356	177,883
KENE Acquisition, Inc. +, a	Cash 8.25% + L^^	12/15/21	08/08/27	Second Lien	175,500	167,822
KENE Acquisition, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	01/01/21	08/09/27	Second Lien	1,462,500	1,398,519
KENE Acquisition, Inc. +, a	Cash 8.25% + L^^	08/05/22	08/09/27	Second Lien	984,997	941,905
Kingpin Intermediate Holdings LLC +, a	Cash 3.50% + L (1.00% Floor)^	10/05/18	07/03/24	Senior	1,313,639	1,312,615
Knowlton Development Corporation Inc. +, a	Cash 3.75% + L^^	06/24/22	12/22/25	Senior	1,488,372	1,444,956
KSLB Holdings, LLC +, a	Cash 8.75% + L (1.00% Floor)^	01/01/21	07/30/26	Second Lien	3,212,308	2,742,714
LBM Acquisition, LLC +, a	Cash 3.25% + L (0.75% Floor)^	09/07/21	12/17/27	Senior	3,244,904	3,066,434
LogMeIn, Inc. +, a	Cash 4.75% + L^	09/03/20	08/31/27	Senior	4,900,000	2,813,409
LSCS Holdings, Inc. +, a	Cash 4.50% + L (0.50% Floor)^^	02/14/22	12/16/28	Senior	2,567,500	2,475,494
LTI Holdings, Inc. +, a	Cash 3.50% + L^	10/22/18	09/06/25	Senior	955,000	923,767
Magenta Buyer LLC +, a	Cash 8.25% + L (0.75% Floor)^^	10/13/21	07/27/29	Second Lien	2,000,000	1,506,670
Magenta Buyer LLC +, a	Cash 5.00% + L (0.75% Floor)^^	08/02/21	07/27/28	Senior	3,456,250	2,861,896
Marnix SAS +, a	Cash 3.75% + L (0.50% Floor)^^	12/17/21	08/04/28	Senior	1,473,750	1,468,231

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Maverick Bidco, Inc. +, a	Cash 6.75% + L (0.75% Floor)^^	05/26/21	05/18/29	Second Lien	$6,603,000	$6,008,730
McAfee Inc. +, a	Cash 4.00% + S>>	03/09/22	03/01/29	Senior	2,580,500	2,437,773
Medline Borrower, L.P. +, a	Cash 3.25% + L (0.50% Floor)^^	11/03/21	10/23/28	Senior	1,089,000	1,063,136
Mercury Borrower, Inc. +, a	Cash 6.50% + L (0.50% Floor)^^	04/11/22	08/02/29	Second Lien	900,000	814,500
Michaels Stores, Inc. +, a	Cash 4.25% + L (0.75% Floor)^^	04/26/21	04/15/28	Senior	2,161,500	1,986,689
Mitchell International, Inc. +, a	Cash 3.75% + L (0.50% Floor)^	10/21/21	10/15/28	Senior	3,762,000	3,563,329
Mitchell International, Inc. +, a	Cash 6.50% + L (0.50% Floor)^^	10/26/21	10/15/29	Second Lien	1,000,000	854,380
MJH Healthcare Holdings, LLC +, a	Cash 3.50% + SF (0.50% Floor)v	04/08/22	01/28/29	Senior	1,683,000	1,647,236
National Spine & Pain Centers, LLC +, a	Cash 5.00% + L (1.00% Floor)^	01/01/21	06/02/24	Senior	525,863	222,039
National Spine & Pain Centers, LLC +, a	Cash 7.00% + SF (1.00% Floor)v	11/14/22	02/13/26	Senior	30,919	30,919
Navicure, Inc. +, a	Cash 4.00% + L^^	11/19/19	10/22/26	Senior	2,922,254	2,917,242
NEP Group, Inc. +, a	Cash 3.25% + L^^	02/10/22	10/20/25	Senior	1,959,079	1,823,168
NEP Group, Inc. +, a	Cash 4.00% + L (0.50% Floor)^^	12/06/21	10/20/25	Senior	1,876,250	1,755,851
Netsmart, Inc. +, a	Cash 4.00% + L (1.00% Floor)^	07/16/18	10/01/27	Senior	2,211,017	2,185,037
NortonLifeLock Inc. +, a	Cash 2.00% + SF (0.50% Floor)vv	09/20/22	09/12/29	Senior	2,231,398	2,209,274
NSM Top Holdings Corp. +, a	Cash 5.25% + L^	11/26/19	11/16/26	Senior	1,451,250	1,357,645
NSPC Intermediate II, LLC +, a	Cash 8.00% + SF (1.00% Floor)vv	12/27/22	02/28/23	Senior	10,306	10,306
NSPC Intermediate II, LLC +, a	Cash 8.50% + SF (1.00% Floor)vv	02/13/23	02/16/26	Senior	30,919	30,919
nThrive Health Inc. +, a	Cash 4.00% + L (0.50% Floor)^^	05/24/22	12/18/28	Senior	1,980,000	1,848,825
Oceankey (U.S.) II Corp. +, a	Cash 3.50% + L (0.50% Floor)^	01/06/22	12/15/28	Senior	1,881,000	1,778,137
OEConnection LLC +, a	Cash 4.00% + L^^	10/28/19	09/25/26	Senior	2,921,607	2,878,703
OneDigital Borrower LLC +, a	Cash 4.25% + L (0.50% Floor)^^	12/11/20	11/16/27	Senior	2,527,306	2,438,850
OneDigital Borrower LLC +, a	Cash 4.50% + L (0.75% Floor)^^	12/11/20	11/16/27	Senior	230,520	222,451
OneDigital Holdings, LLC +, a	Cash 6.00% + SF (0.50% Floor)vv	03/21/23	11/16/27	Senior	5,843,750	5,697,656
PAI Holdco, Inc. +, a	Cash 3.75% + L (1.00% Floor)^^	11/09/20	10/22/27	Senior	1,175,999	1,106,545
Panther BF Aggregator 2 L.P. +, a	Cash 3.25% + L^	05/14/19	04/30/26	Senior	1,014,249	1,012,221
Pascal Midco 2, LLC +, a	Cash 6.00% + L (0.75% Floor)^^	07/01/22	07/21/27	Senior	10,963,226	10,662,802
Pearl Intermediate Parent, LLC +, a	Cash 6.25% + L^	01/01/21	02/13/26	Second Lien	2,400,000	2,148,000
PECF USS Intermediate Holding III Corporation +, a	Cash 4.25% + L (0.50% Floor)^^	10/07/22	12/15/28	Senior	992,462	840,740
Peraton Corp. +, a	Cash 3.75% + L (0.75% Floor)^^	04/12/21	02/01/28	Senior	1,924,225	1,900,653
PetVet Care Centers, LLC +, a	Cash 3.50% + L (0.75% Floor)^^	08/18/21	02/14/25	Senior	982,188	952,413
PG&E Corporation +, a	Cash 3.00% + L (1.00% Floor)^^	08/11/20	06/23/25	Senior	1,945,000	1,942,880
Pluto Acquisition I, Inc. +, a	Cash 7.00% + L (0.50% Floor)^	07/02/21	12/14/29	Senior	3,700,000	1,190,053
Polaris Newco, LLC +, a	Cash 4.00% + L (0.50% Floor)^	06/15/21	06/02/28	Senior	1,182,000	1,080,236
Pre-Paid Legal Services, Inc. +, a	Cash 7.00% + L (0.50% Floor)^^	01/18/22	12/14/29	Senior	3,700,000	3,237,500
Pretium PKG Holdings, Inc. +, a	Cash 6.75% + L (0.50% Floor)^^	10/05/21	10/01/29	Second Lien	1,800,000	1,159,506
Procera Networks, Inc. +, a	Cash 4.50% + L^^	11/20/18	10/31/25	Senior	1,144,395	1,085,384
Project Leopard Holdings, Inc. +, a	Cash 5.25% + SF (0.50% Floor)vv	06/15/22	07/20/29	Senior	2,992,500	2,768,541
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	14,154,350	14,781,531
Quintiles IMS Inc. +, a	Cash 2.00% + E (0.50% Floor)##	06/22/18	06/11/25	Senior	2,803,629	2,616,642
Radiate HoldCo, LLC +, a	Cash 3.25% + L (0.75% Floor)^	07/16/19	09/25/26	Senior	987,500	811,913
Radiology Partners, Inc. +, a	Cash 4.25% + L^	09/11/18	07/09/25	Senior	2,403,933	1,948,051
Radwell Parent, LLC +, a, e	Cash 6.75% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	75,266	152,618
Radwell Parent, LLC +, a	Cash 5.75% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	14,076,212	13,794,688
Radwell Parent, LLC +, a	Cash 6.50% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	5,986,480	5,812,701
RBMedia +, a	Cash 4.00% + L^^	06/17/22	08/29/25	Senior	2,000,000	1,993,500
RC Buyer, Inc. +, a	Cash 6.50% + L (0.75% Floor)^^	08/03/21	07/26/29	Second Lien	2,800,000	2,524,676
Red Planet Borrower, LLC +, a	Cash 3.75% + L (0.50% Floor)^^	10/04/21	10/02/28	Senior	2,167,000	1,535,406
Redstone Holdco 2 L.P. +, a	Cash 4.75% + L (0.75% Floor)^^	05/10/21	04/27/28	Senior	2,745,531	2,170,686
Redstone Holdco 2 L.P. +, a	Cash 7.75% + L (0.75% Floor)^^	05/03/21	04/16/29	Second Lien	3,000,000	1,746,435
Rent-A-Center, Inc. +, a	Cash 4.00% + L (0.75% Floor)^^	03/02/21	02/17/28	Senior	932,329	925,336

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Restaurant Technologies, Inc. +, a	Cash 4.25% + SF (0.50% Floor)vv	04/06/22	04/02/29	Senior	$3,465,000	$3,431,060
Restoration Hardware, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	05/24/22	10/20/28	Senior	4,477,500	4,232,648
RLG Holdings, LLC +, a	Cash 4.25% + L (0.75% Floor)^^	07/19/21	07/10/28	Senior	1,975,000	1,909,331
Rocket Software, Inc. +, a	Cash 4.25% + L^	12/05/18	11/28/25	Senior	2,614,097	2,566,534
Rough Country, LLC +, a	Cash 3.50% + L (0.75% Floor)^^	08/03/21	07/26/28	Senior	1,857,250	1,741,172
Sabre GLBL Inc. +, a	Cash 3.50% + L (0.50% Floor)^	08/09/21	12/17/27	Senior	1,866,750	1,586,737
Safe Fleet Holdings LLC +, a, b	Cash 3.75% + SF (0.50% Floor)vv	03/04/22	02/23/29	Senior	3,861,000	3,791,811
SCIH Salt Holdings, Inc. +, a	Cash 4.00% + L (1.00% Floor)^^	04/17/20	03/16/27	Senior	800,855	781,838
Senneca Holdings, Inc. +, a	PIK 11.00%	01/01/21	05/11/26	Second Lien	1,276,647	3
Senneca Holdings, Inc. +, a	PIK 10.00%	01/01/21	11/11/25	1.5 Lien	1,286,944	1
Shearer’s Foods, LLC +, a	Cash 3.50% + L (1.00% Floor)^^	05/17/18	09/23/27	Senior	3,090,180	3,047,246
Shearer’s Foods, LLC +, a	Cash 7.75% + L (1.00% Floor)^^	10/14/20	09/22/28	Second Lien	800,000	748,000
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	25,490,652	25,756,804
Skopima Consilio Parent LLC +, a	Cash 4.00% + L (0.50% Floor)^^	05/18/21	04/30/28	Senior	4,604,563	4,313,509
Sorenson Communications, LLC +, a	Cash 5.50% + L (0.75% Floor)^^	03/23/21	03/12/28	Senior	2,390,592	2,283,518
Sound Inpatient Physicians, Inc +, a	Cash 3.00% + L^	08/23/18	06/27/25	Senior	1,333,500	1,050,545
Sovos Compliance, LLC +, a	Cash 4.50% + L (0.50% Floor)^^	08/16/21	08/11/28	Senior	1,680,002	1,588,198
SSH Group Holdings, Inc. +, a	Cash 4.25% + L^^	06/05/19	07/30/25	Senior	3,349,698	3,327,708
SSH Group Holdings, Inc. +, a	Cash 8.25% + L^^	01/01/21	07/30/26	Second Lien	3,070,201	2,578,285
Star US Bidco, LLC +, a	Cash 4.25% + L (1.00% Floor)^	04/24/20	03/17/27	Senior	1,260,572	1,222,225
SuperMoose Borrower, LLC +, a	Cash 3.75% + L^^	10/16/18	08/29/25	Senior	957,500	838,607
Tank Holding Corp. +, a, e	Cash 6.00% + SF (0.75% Floor)vv	03/31/22	03/31/28	Senior	225,405	217,695
Tank Holdings Corporation +, a	Cash 6.00% + L (0.75% Floor)^	04/11/22	03/31/28	Senior	21,384,405	20,609,220
TecoStar Holdings, Inc. +, a	Cash 8.50% + L (1.00% Floor)^^	01/01/21	11/01/24	Second Lien	525,000	472,503
Telenet Financing USD LLC +, a	Cash 2.00% + L^	04/27/20	04/30/28	Senior	2,400,000	1,365,034
Thevelia (US) LLC +, a, f	Cash 4.00% + SFvv	03/29/23	05/12/23	Senior	2,100,000	2,072,437
Tivity Health Inc +, a	Cash 6.00% + SF (0.75% Floor)vv	06/28/22	06/28/29	Senior	15,572,745	15,377,293
TLP Acquisition Holdings, LLC +, a	Cash 8.00% + L (1.00% Floor)^	02/26/19	02/26/26	Mezzanine	34,070,313	33,635,701
Tory Burch LLC +, a	Cash 3.50% + L (0.50% Floor)^	04/30/21	04/16/28	Senior	982,500	918,333
Trident TPI Holdings, Inc. +, a	Cash 4.00% + L (0.50% Floor)^^	09/22/21	09/15/28	Senior	1,675,462	1,623,891
Trilon Group, LLC +, a, e	Cash 5.75% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	10,070,812	10,750,640
Triton Water Holdings, Inc. +, a	Cash 3.50% + L (0.50% Floor)^^	04/19/21	03/31/28	Senior	1,375,502	1,242,017
UKG Inc. +, a	Cash 3.25% + L (0.75% Floor)^^	07/13/20	05/04/26	Senior	977,644	953,608
Upstream Newco, Inc. +, a	Cash 4.25% + L^	08/04/21	11/20/26	Senior	3,438,750	2,728,081
Utz Quality Foods, LLC +, a	Cash 3.00% + L^^	01/29/21	01/20/28	Senior	3,616,760	3,607,447
VeriFone Systems, Inc. +, a	Cash 4.00% + L^^	09/25/18	08/20/25	Senior	3,542,455	3,041,553
Virtusa Corporation +, a	Cash 3.75% + SF (0.75% Floor)vv	02/28/22	02/11/28	Senior	2,178,000	2,157,581
Vision Solutions, Inc. +, a	Cash 4.25% + L (0.75% Floor)^^	05/06/21	04/24/28	Senior	3,841,500	3,428,539
Vision Solutions, Inc. +, a	Cash 7.25% + L (0.75% Floor)^^	09/07/21	04/23/29	Second Lien	2,300,000	1,841,207
VS Buyer, LLC +, a	Cash 3.00% + L^^	04/10/20	02/28/27	Senior	1,940,000	1,924,635
Weld North Education LLC +, a	Cash 3.75% + L (0.75% Floor)^^	01/06/21	12/15/27	Senior	1,270,750	1,267,840
Woof Holdings, Inc. +, a	Cash 7.25% + L (0.75% Floor)^^	01/08/21	12/22/28	Second Lien	7,200,000	6,439,256
WWEX UNI TopCo Holdings, LLC +, a	Cash 4.00% + L (0.75% Floor)^^	08/03/21	07/26/28	Senior	2,666,250	2,589,609
Zacapa S.à.r.l. +, a	Cash 4.25% + SF (0.50% Floor)vv	07/31/18	07/02/25	Senior	2,219,085	2,174,004
Total North America (4.98%)						666,954,212

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Rest of World (0.25%)
AI Sirona (Luxembourg) Acquisition S.à.r.l. +, a	Cash 4.50% + L^	10/05/18	07/10/25	Senior	$22,171,514	$19,382,646
AI Sirona (Luxembourg) Acquisition S.à.r.l. +, a	Cash 7.25% + E#	10/11/18	09/28/26	Second Lien	13,678,916	12,185,766
Gems Education +, a	Cash 5.00% + L (1.00% Floor)^^^	08/15/22	07/31/26	Senior	1,990,025	1,992,761
Total Rest of World (0.25%)						33,561,173

Western Europe (2.18%)
Acuris Finance US, Inc. +, a	Cash 4.00% + L (0.50% Floor)^^	03/11/21	02/16/28	Senior	677,083	656,940
AD Education +, a	PIK 8.50%	06/21/22	03/30/29	Mezzanine	11,891,373	12,394,639
AEA International Holdings (Luxembourg) S.à.r.l. +, a	Cash 3.75% + L (0.50% Floor)^^	09/15/21	09/07/28	Senior	2,271,250	2,262,733
AI PLEX AcquiCo GmbH +, a	Cash 4.75% + L^^^	08/23/19	07/31/26	Senior	4,832,256	4,135,613
Albion Financing 3 S.à.r.l. +, a	Cash 5.25% + L (0.50% Floor)^^	01/14/22	08/17/26	Senior	2,468,750	2,412,179
Alcumus +, a	Cash 5.75% + S>>	06/29/22	03/09/29	Senior	1,984,236	1,838,592
Altice France S.A. +, a	Cash 4.00% + L^^	01/27/21	08/14/26	Senior	2,941,143	2,862,101
Asgard Investments B.V. +, a	Cash 5.75% + E##	03/15/22	03/15/29	Senior	13,721,320	13,294,365
Aston Finco S.à.r.l. +, a	Cash 4.25% + L^^	11/14/19	10/09/26	Senior	2,716,000	2,449,458
Aston Finco S.à.r.l. +, a	Cash 8.25% + L^^	10/25/19	10/09/27	Second Lien	36,733,592	31,513,981
Auris Luxembourg III S.à.r.l. +, a	Cash 3.75% + L^	04/04/19	02/27/26	Senior	961,209	873,258
Babar Bidco +, a	Cash 4.00% + E###	12/04/20	11/17/27	Senior	1,214,051	1,055,167
BK LC Lux SPV S.à.r.l. +, a	Cash 3.25% + L (0.50% Floor)^^^	07/09/21	04/28/28	Senior	1,862,248	1,841,764
CD&R Firefly Bidco Limited +, a	Cash 4.75% + S>>>	08/31/18	06/23/25	Senior	5,199,152	4,779,847
CEP V Investment 22 S.à.r.l. (Lux) +, a	PIK 8.25% + L^^^	02/28/22	08/31/30	Mezzanine	6,932,269	6,453,452
Cidron Kuma 2 S.à.r.l. +, a	Cash 7.00% + E (0.50% Floor)###	01/01/21	02/28/26	Second Lien	1,146,938	961,179
Compass IV Limited +, a	Cash 4.00% + E###	07/06/18	05/09/25	Senior	341,033	201,961
Constellation Automotive Group Limited +, a	Cash 4.75% + S>>>	09/03/21	07/28/28	Senior	1,387,192	1,015,210
Constellation Automotive Limited +, a	Cash 7.50% + S>>>	10/18/21	07/30/29	Second Lien	1,372,084	641,793
Constellation BidCo GmbH +, a	Cash 6.00% + E##	10/26/22	06/27/29	Senior	26,760,488	28,136,281
CTEC III GmbH +, a	Cash 3.75% + E##	03/29/18	03/07/25	Senior	4,055,926	3,313,765
Dragon Bidco Limited +, a	Cash 6.00% + S>>	03/09/22	03/09/29	Senior	8,941,459	8,107,815
EG Group Limited +, a	Cash 4.00% + L^	05/22/18	02/07/25	Senior	1,344,170	1,307,414
Envirotainer +, a, e	Cash 6.00% + E##	07/29/22	07/27/29	Senior	8,191,195	8,532,499
Envirotainer +, a, e	Cash 6.00% + L (0.75% Floor)^^	07/29/22	07/27/29	Senior	4,089,559	3,987,943
Fusilli AcquiCo S.à.r.l. +, a	Cash 6.00% + E###	01/27/22	10/12/23	Senior	1,114,648	947,108
Grupo Iberica de Congelados, SA +, a	Cash 7.12% + E#	06/28/19	11/28/24	Senior	1,087,670	849,647
HIG Finance 2 Limited +, a	Cash 3.25% + L (0.75% Floor)^ + P 2.25% (1.75% Floor)	10/05/21	11/12/27	Senior	3,160,115	3,131,342
HNVR Holdco Limited +, a	Cash 5.50% + E###	01/25/22	09/12/27	Senior	1,691,173	1,517,313
Holding Socotec SAS +, a	Cash 4.00% + L (0.75% Floor)^^	09/10/21	06/30/28	Senior	1,485,000	1,434,569
Hunter Douglas NV +, a	Cash 3.50% + SF (0.50% Floor)vv	03/07/22	02/26/29	Senior	1,786,500	1,612,638
Hunter Holdco 3 Limited +, a	Cash 4.25% + L (0.50% Floor)^^	08/26/21	08/19/28	Senior	3,085,188	3,035,053
Hurtigruten AS +, a	Cash 8.00% + E##	01/10/22	06/22/23	Senior	1,697,931	1,626,203
IGT Holding IV AB +, a	Cash 3.50% + L(0.50% Floor)^^^	07/21/21	03/31/28	Senior	1,862,000	1,848,035
Ineos Quattro Holdings UK Limited +, a	Cash 3.75% + SF (0.50% Floor)v	03/17/23	03/01/30	Senior	2,000,000	1,997,500
International Park Holdings B.V. +, a	Cash 3.50% + L^^	11/16/21	06/13/24	Senior	2,967,557	2,828,446

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
ION Trading Finance Limited +, a	Cash 4.75% + L (1.00% Floor)^^	05/25/21	04/01/28	Senior	$2,751,000	$2,597,109
Loire UK Midco 3 Limited +, a	Cash 3.75% + L (0.75% Floor)^^^	07/09/21	04/21/27	Senior	1,270,724	1,216,718
Loire UK Midco 3 Limited +, a	Cash 3.25% + L^^^	06/08/20	04/21/27	Senior	1,361,978	1,312,606
Mar Bidco S.à.r.l. +, a	Cash 4.25% + L^^	07/30/21	07/06/28	Senior	2,955,000	2,737,069
Matador Bidco S.à.r.l. +, a	Cash 4.75% + L^	11/12/19	10/15/26	Senior	3,352,679	3,325,439
Nomad Foods Limited +, a	Cash 3.75% + SF (0.50% Floor)vv	12/09/22	11/12/29	Senior	1,184,960	1,186,281
Nouryon Finance B.V. +, a, f	Cash 4.00% + SFvv	03/03/23	04/11/23	Senior	2,400,000	2,542,144
OT Luxco 3 & Cy S.C.A. +, a	Cash 8.75% + E (1.00% Floor)###; PIK 9.00%	05/31/17	05/31/27	Mezzanine	29,558,262	29,043,013
PEARLS (Netherlands) Bidco B.V. +, a	Cash 4.00% + SFvvv	03/30/22	03/01/29	Senior	1,485,000	1,459,012
Pegasus BidCo B.V. +, a	Cash 4.25% + SF (0.50% Floor)vv	05/05/22	07/12/29	Senior	2,758,456	2,725,121
Rainbow Jvco Ltd. +, a	Cash 7.25% + E##; PIK 7.25%	02/24/22	02/24/30	Mezzanine	9,644,766	8,941,434
RivieraTopco S.à.r.l. +, a	PIK 8.50% + E (1.00% Floor)###	01/01/21	05/08/24	Mezzanine	2,049,873	1,803,026
Sapphire Bidco B.V. +, a	Cash 3.00% + E##	05/25/18	05/05/25	Senior	2,271,578	2,126,629
Seren Bidco AB +, a	Cash 7.25% + SR ¤¤	11/16/21	11/16/29	Second Lien	16,653,255	13,655,864
Sevetys Invest +, a, e	Cash 6.25% + E##	12/16/22	12/07/28	Senior	15,740,503	15,721,616
Sitel Group +, a	Cash 3.75% + L (0.50% Floor)^^	10/15/21	08/28/28	Senior	1,773,000	1,754,907
Spinnaker DebtCo Limited +, a	Cash 6.25% + E##	12/21/22	12/14/29	Senior	15,346,207	15,730,306
Starfruit Finco B.V. +, a	Cash 2.75% + L^^	11/14/18	10/01/25	Senior	2,749,996	2,733,056
Summer (BC) Bidco B LLC +, a	Cash 4.50% + L (0.75% Floor)^^	09/08/21	12/04/26	Senior	985,000	932,879
Sunshine Luxembourg VII S.à.r.l. +, a	Cash 3.75% + L (0.75% Floor)^^	10/22/19	10/01/26	Senior	2,729,300	2,703,522
team.blue Finco S.à.r.l. +, a	Cash 3.75% + E###	06/25/21	03/27/28	Senior	4,056,317	3,522,002
Vertical Midco GmbH +, a	Cash 3.50% + L^^^	09/09/20	07/30/27	Senior	3,910,607	3,815,423
Virgin Media Bristol, LLC +, a	Cash 2.50% + L^	02/07/18	01/31/28	Senior	5,486,250	5,422,340
Total Western Europe (2.18%)						292,865,319

Total Direct Debt (7.87%)						$1,054,469,390

Total Direct Investments (66.84%)						$8,961,554,385

Private Equity Investments (continued) Secondary Investments *, c (12.24%)	Acquisition Date	Fair Value
Asia - Pacific (1.22%)
Baring Asia Private Equity Fund IV, L.P. +, a, e	11/24/09	$467
CVC Capital Partners Asia Pacific III, L.P. +, a, e	01/11/13	227,736
MBK Partners Colonel Fund, L.P. +, a, e	09/20/21	103,923,924
TPG Asia VII (B), L.P. +, a, e	12/07/18	21,464,825
TRG Growth Partnership (Offshore) II, L.P. +, a, e	08/02/10	40,772
TRG Growth Partnership (Offshore), L.P. +, a, e	08/02/10	5,343
TRG Growth Partnership II, L.P. +, a, e	07/08/10	113,482
Yunfeng Capital Fund III, L.P. +, a, e	05/18/21	34,893,239
Yunfeng Capital Fund IV, L.P. +, a, e	05/31/21	3,672,906
Total Asia - Pacific (1.22%)		164,342,694

North America (8.65%)
Abingworth Bioventures V, L.P. +, a, e	06/30/12	18,807
Apollo Investment Fund VII, L.P. +, a, e	07/01/10	18,649
Apollo Overseas Partners (Delaware) VII, L.P. +, a, e	10/01/09	8,454
Ares PE Extended Value Fund, L.P. +, a, e	11/14/19	41,428,411
Avenue Golden Continuation Fund PV, L.P. +, a, e	04/26/22	23,519,286
Bain Capital Fund X, L.P. +, a, e	06/30/11	4,717,183

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Berkshire Fund VIII, L.P. +, a, e	09/03/21	$35,653,047
Berkshire Fund X-A, L.P. +, a, e	09/03/21	8,805,121
Bertram Growth Capital II-A, L.P. +, a, e	09/30/15	123,314
Carlyle Partners VII, L.P. +, a, e	02/15/23	23,937,871
Carlyle Partners VIII, L.P. +, a, e	03/10/23	—
Centerbridge Seaport Acquisition Fund, L.P. +, a, e	05/12/22	94,686
Clayton, Dubilier & Rice Fund VIII, L.P. +, a, e	03/29/12	1,680,149
DST Opportunities Access Offshore L.P. +, a, e	09/30/20	11,147,349
ECP Terra-Gen Growth Fund, L.P. +, a, e	03/23/21	3,816,251
EETF Sidecar, L.P. +, a, e	04/30/21	8,410,860
EnCap Energy Co-Investment Fund I-C, L.P. +, a, e	04/30/21	1,475,721
EnCap Energy Transition Fund I, L.P. +, a, e	04/30/21	3,808,952
Energy Capital Partners Credit Solutions II, L.P. +, a, e	02/03/21	3,361,553
Energy Capital Partners III, L.P. +, a, e	02/01/21	4,354,263
Frazier Healthcare VI, L.P. +, a	06/30/12	154,149
FS Equity Partners V, L.P. +, a, e	08/07/12	870,488
GA Continuity Fund I L.P. (Bermuda) +, a, e	06/30/21	69,094,706
General Atlantic Investment Partners 2021, L.P. +, a, e	07/02/21	4,044,859
General Atlantic Investment Partners 2023, L.P. +, a, e	12/01/22	—
Genstar Capital Partners V, L.P. +, a, e	09/30/15	60,038
Green Equity Investors Side CF, L.P. +, a, e	04/16/21	45,968,649
Gridiron Energy Feeder I, L.P. +, a, e	05/15/17	35,415,668
Gryphon Partners 3.5, L.P. +, a, e	05/21/13	446,395
Gryphon Partners IV L.P. +, a, e	02/08/16	25,005,246
H.I.G. Bayside Debt & LBO Fund II, L.P. +, a, e	12/30/10	143,477
Icon Partners IV, L.P. +, a, e	05/26/21	36,181,217
Icon Partners V, L.P. +, a, e	12/27/21	76,124,734
Insight Venture Partners Continuation Fund, L.P. +, a, e	09/09/19	53,740,658
Investcorp Private Equity 2007 Fund, L.P. +, a, e	03/31/11	8,708
KKR Associates Indigo Equity Partners, L.P. +, a	06/09/22	121,758,791
KSL Capital Partners CV I, L.P. +, a, e	05/23/22	33,632,325
Lee Equity Partners II, L.P. +, a, e	06/30/17	5,835,017
Lee Equity Partners Realization Fund, L.P. +, a	06/30/17	11,241,609
LEP Captive Co-Invest II, L.P. +, a	07/01/22	14,428,029
Madison Dearborn Capital Partners V, L.P. +, a, e	03/31/11	298,588
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/15/21	6,730,613
MidOcean Partners III, L.P. +, a, e	06/30/11	5,970
Monomoy Capital Partners II, L.P. +, a, e	09/30/15	373,949
New Enterprise Associates 17, L.P. +, a, e	09/30/20	6,231,633
Northgate Growth Fund, L.P. +, a, e	12/20/19	5,843,059
NVP VIII PG, L.P. +, a, e	05/31/19	91,440,903
Oak Investment Partners XII, L.P. +, a	06/28/12	42,647
Pamlico Capital GP II, LLC +, a	03/31/14	2,523
Providence Equity Partners IV, L.P. +, a, e	06/30/11	785
Providence Equity Partners V, L.P. +, a, e	06/30/11	6,441
Providence Equity Partners VI-A, L.P. +, a, e	06/30/11	542,340
Providence Equity Partners VII-A, L.P. +, a, e	06/30/13	1,948,187
PT2, L.P. +, a, e	12/21/21	10,136,820
Revelstoke EPIC Fund I, L.P. +, a, e	11/20/19	98,407,209
Samson Partners, L.P. +, a, e	12/21/20	42,846,297
Silver Lake Partners III, L.P. +, a, e	03/31/13	1,160,744
Silver Lake Partners V, L.P. +, a, e	09/30/20	5,659,967
Silver Lake Partners VI, L.P. +, a, e	09/30/22	25,366,783
SL SPV-1, L.P. +, a	12/01/17	3,192,167
SL SPV-2, L.P. +, a	06/30/10	8,633,146

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Sun Capital Partners V, L.P. +, a, e	09/30/13	$3,041,915
TA Atlantic & Pacific VI, L.P. +, a, e	09/30/15	87,462
TA XI, L.P. +, a, e	09/30/15	848,995
TCV VII (A), L.P. +, a, e	09/30/13	308,155
TorQuest Partners Fund (U.S.) II, L.P. +, a, e	09/30/15	246,287
TPG Partners V, L.P. +, a, e	07/11/11	14,979
TPG Partners VI, L.P. +, a, e	12/31/12	547,831
Trident VIII, L.P. +, a, e	09/30/22	28,353,411
Vistria Fund III, L.P. +, a, e	07/29/19	15,493,315
Vistria Fund IV, L.P. +, a, e	10/01/22	33,385,529
Vistria Fund V, L.P. +, a, e	03/31/23	—
Warburg Pincus Private Equity X, L.P. +, a	09/28/12	182,752
Welsh, Carson, Anderson & Stowe XII, L.P. +, a, e	12/31/18	54,073,391
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	3,658,114
Total North America (8.65%)		1,159,647,597

Western Europe (2.37%)
3i Eurofund Vb, L.P. +, a	09/30/09	36,048
3i Growth Capital B, L.P. +, a, e	10/01/14	67,422
Abingworth Bioventures III, L.P. +, a, e	09/30/15	4,424
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. +, a, e	06/30/12	25,390
Advent International GPE VI, L.P. +, a	09/30/10	375,807
Apax Europe VI - A, L.P. +, a, e	07/01/11	49,698
Apax Europe VII - B, L.P. +, a, e	04/30/11	5,569
Astorg IQ-EQ Fund SCSp +, a, e	01/13/22	22,784,732
BC European Capital IX, L.P. +, a, e	09/30/14	2,539,537
Carlyle Europe Partners II, L.P. +, a, e	12/28/12	24,064
Carlyle Europe Partners III, L.P. +, a, e	12/28/12	220,659
CCP IX L.P. No.2 +, a	09/30/14	149,968
CD&R Value Building Partners I, L.P. +, a	12/17/21	57,410,057
Daiwa ICP European Infrastructure 1, L.P. +, a	12/22/22	43,797,494
EPIC I-b Fund SLP +, a, e	11/30/20	19,486,440
ESP Golden Bear Europe Fund +, a, e	12/31/16	3,857,585
Galileo III FCPR +, a, e	09/30/15	30,994
Graphite Capital Partners VII, L.P. +, a, e	09/30/15	203,325
Italian Private Equity Fund IV, L.P. +, a, e	01/29/16	15,753
KKR European Fund III, L.P. +, a, e	11/01/10	149,389
Montagu+ SCSp +, a, e	12/06/21	40,878,498
Permira Europe II, L.P. +, a	11/29/13	19,230
Permira Europe III, L.P. +, a	09/30/13	32,597
Permira IV, L.P. +, a	09/30/13	6,356,760
Permira VII L.P. +, a, e	09/29/22	32,237,655
Rivean Special Opportunity Fund I Coöperatief U.A. +, a, e	11/29/22	52,110,679
Riverside Europe Fund IV, L.P. +, a, e	09/30/14	383,727
STG Alternative Investments S.C.A. SICAV-RAIF +, a, e	09/17/21	20,690,667
Trilantic Capital Partners V (Europe) S.C.A., SICAR +, a, e	11/20/20	11,577,512
Trilantic Europe VI SCSp +, a, e	12/10/20	1,908,651
Total Western Europe (2.37%)		317,430,331

Total Secondary Investments (12.24%)		$1,641,420,622

Primary Investments *, c (14.09%)
Asia - Pacific (0.96%)
Baring Asia Private Equity Fund V, L.P. +, a, e	12/01/10	1,596,258
BGH Capital Fund I +, a, e	03/01/18	14,859,652

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
Asia - Pacific (continued)
BGH Capital VCLP II +, a, e	02/01/22	$—
CMC Capital Partners IV, L.P +, a, e	12/03/21	—
CPEChina Fund III, L.P. +, a, e	03/28/18	33,533,135
CVC Capital Partners Asia VI L.P. +, a, e	12/23/22	—
Hony Capital Fund VIII, L.P. +, a, e	10/30/15	7,959,448
Hony Capital Partners V, L.P. +, a, e	12/15/11	3,985,110
J-STAR No.4-C, L.P. +, a, e	08/02/19	20,474,488
J-STAR No.5-B, L.P. +, a, e	02/28/22	31,865
Kedaara Capital III Limited +, a, e	06/17/21	3,234,683
KKR Asian Fund IV SCSp +, a, e	05/29/20	2,459,654
Primavera Capital Fund III L.P. +, a, e	05/09/18	12,206,061
Primavera Capital Fund IV, L.P. +, a, e	05/20/21	5,167,065
Southern Capital Fund IV L.P. +, a, e	01/26/18	2,108,671
The Baring Asia Private Equity Fund VII, L.P. +, a, e	07/10/18	9,881,582
TPG ASIA VIII (B), L.P. +, a, e	07/01/22	—
Trustbridge Partners VI, L.P. +, a, e	04/12/18	10,744,007
Total Asia - Pacific (0.96%)		128,241,679

North America (8.65%)
Advent Global Technology, L.P. +, a, e	06/25/19	2,785,024
AEA Investors Fund VII L.P. +, a, e	02/08/19	3,423,823
American Industrial Partners Capital Fund VII, L.P. +, a, e	03/29/19	17,578,374
Apollo Investment Fund IX, L.P +, a, e	06/01/17	31,127,218
Apollo Investment Fund VIII, L.P. +, a, e	06/28/13	3,689,015
Ares Corporate Opportunities Fund IV, L.P. +, a, e	04/19/12	3,672,380
Ares Corporate Opportunities Fund V, L.P. +, a, e	12/28/15	9,718,411
Ares Corporate Opportunities Fund VI, L.P. +, a, e	06/02/20	1,911,842
Avista Capital Partners II, L.P. +, a, e	01/01/14	54,694
Bain Capital Fund XII, L.P. +, a, e	06/30/17	19,741,689
Bain Capital Fund XIII, L.P. +, a, e	08/07/20	8,024,851
Barings Transportation Fund, L.P. +, a, e	09/23/21	13,289,886
Berkshire Fund IX, L.P. +, a, e	03/18/16	13,694,589
Caltius Partners V-A, L.P. +, a, e	12/02/14	6,374,279
Carlyle Partners VII, L.P. +, a, e	11/29/17	55,975,010
Carlyle Partners VIII, L.P. +, a, e	09/10/21	1,339,435
Centerbridge Seaport Acquisition Fund, L.P. +, a	04/27/22	743,290
Clayton, Dubilier & Rice Fund IX, L.P. +, a, e	07/31/13	13,137,858
Clayton, Dubilier & Rice Fund X, L.P. +, a, e	12/13/16	26,798,221
Clayton, Dubilier & Rice Fund XI, L.P. +, a, e	05/15/20	14,551,136
Clayton, Dubilier & Rice Fund XII, L.P. +, a, e	09/02/22	—
Clearlake Capital Partners V, L.P. +, a, e	12/15/17	35,771,200
Clearlake Capital Partners VI, L.P. +, a, e	12/10/19	22,067,257
Clearlake Capital Partners VII, L.P. +, a, e	09/23/21	7,694,386
Crescent Mezzanine Partners VI, L.P. +, a, e	03/30/12	569,967
Cressey & Company Fund VII-A LP +, a, e	06/30/22	—
ECP V, LP +, a, e	08/19/22	1,933,084
Frazier Healthcare Growth Buyout Fund X, L.P. +, a, e	03/10/21	5,040,735
Genstar Capital Partners IX, L.P. +, a, e	02/21/19	22,529,944
Genstar Capital Partners VI, L.P. +, a, e	09/01/12	1,605,437
Genstar Capital Partners VII, L.P. +, a, e	06/26/15	7,022,708
Genstar Capital Partners VIII, L.P. +, a, e	03/23/17	34,404,745
Genstar Capital Partners X, L.P. +, a, e	04/01/21	6,377,844
Genstar X Opportunities Fund, L.P. +, a, e	08/13/21	1,680,165
GI Data Infrastructure Fund II LP +, a, e	01/27/23	—
GoldPoint Mezzanine Partners IV, L.P. +, a, e	12/30/15	9,138,174

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Green Equity Investors IX, L.P. +, a, e	03/01/22	$—
Green Equity Investors Side VIII, L.P. +, a, e	10/18/19	28,517,803
Gryphon Heritage Partners, L.P. +, a, e	12/17/20	3,351,398
Gryphon Partners V, L.P. +, a, e	02/23/18	9,662,226
Gryphon Partners VI, L.P. +, a, e	12/17/20	7,058,739
Harvest Partners IX, L.P. +, a, e	09/24/21	1,771,667
Harvest Partners VII, L.P. +, a, e	12/14/15	11,672,369
Harvest Partners VIII, L.P. +, a, e	12/19/18	25,608,830
Hellman & Friedman Capital Partners VII, L.P. +, a, e	06/30/14	489,427
Hellman & Friedman Capital Partners X, L.P. +, a, e	05/10/21	10,621,853
Hellman & Friedman Capital Partners XI, LP +, a, e	03/31/23	—
HGGC Fund IV, L.P. +, a, e	04/08/22	1,589,883
Icon Partners IV, L.P. +, a, e	09/01/21	6,170,172
Icon Partners V, L.P. +, a, e	12/27/21	7,482,739
Insight Partners XII (Co-Investors), L.P. +, a, e	05/14/21	1,073,948
Insight Partners XIII, L.P. +, a, e	12/23/22	—
Insight Venture Partners X, L.P. +, a, e	07/06/18	14,656,800
Insight Venture Partners XI, L.P. +, a, e	12/17/19	7,057,273
Insight Ventures Partners XII, L.P. +, a, e	05/14/21	4,115,298
Jade Equity Investors II, L.P. +, a, e	03/01/22	—
Khosla Ventures VIII, L.P. +, a, e	01/06/23	—
KKR Americas Fund XII L.P. +, a, e	01/31/18	30,223,829
KKR Associates Indigo Equity Partners, L.P. +, a	10/01/22	1,753,360
KKR North America Fund XI, L.P. +, a, e	02/01/12	4,049,019
KKR North America Fund XIII, SCSP +, a, e	04/06/21	3,292,397
Kleiner Perkins Caufield & Byers XIX LLC +, a, e	03/05/20	9,826,151
Kohlberg TE Investors IX, L.P. +, a, e	12/20/19	21,019,353
Kohlberg TE Investors VIII, L.P. +, a, e	08/04/16	23,618,157
Leeds Equity Partners VI, L.P. +, a, e	11/25/16	12,278,544
Lerer Hippeau Select Fund III, L.P. +, a, e	12/20/19	7,120,252
Lerer Hippeau VII, L.P. +, a, e	12/20/19	3,437,579
Lux Total Opportunities, L.P. +, a, e	05/28/21	1,722,553
Lux Ventures VII, L.P. +, a, e	05/28/21	575,640
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/20/20	6,379,726
Nautic Partners IX-A, L.P. +, a, e	03/12/19	8,302,099
Nautic Partners VII-A, L.P. +, a, e	06/27/14	3,108,319
Nautic Partners X-A, L.P. +, a, d, e	07/19/21	3,826,837
NEA 18 Venture Growth Equity, L.P. +, a, e	12/22/21	710,247
New Enterprise Associates 14, L.P. +, a, e	05/04/12	7,265,040
New Enterprise Associates 17, L.P. +, a, e	06/06/19	8,440,684
New Enterprise Associates 18, L.P. +, a, e	12/22/21	815,818
New Mountain Capital V, L.P. +, a, e	06/29/17	33,018,950
New Mountain Partners VI, L.P. +, a, e	10/16/20	13,102,083
NexPhase Capital Fund III-A, L.P. +, a, e	09/01/16	22,047,251
Oak Hill Capital Partners IV, L.P. +, a, e	04/28/17	10,671,810
Oak Hill Capital Partners V, L.P. +, a, e	12/21/18	34,497,176
Oak Hill Capital Partners VI, L.P. +, a, e	02/25/22	—
Pamlico Capital V, L.P. +, a, e	02/03/20	1,708,244
PennantPark Credit Opportunities Fund II, L.P. +, a, e	08/03/12	1,252,065
Revelstoke Capital Partners Fund III, L.P +, a, e	02/23/22	3,343,869
Silver Lake Partners IV, L.P. +, a, e	07/30/12	15,803,164
Silver Lake Partners V, L.P. +, a, e	03/31/17	48,500,728
Silver Lake Partners VI, L.P. +, a, e	06/04/20	4,994,976
Silver Lake Partners VII, L.P. +, a, e	05/26/22	—
Spark Capital Growth Fund IV, L.P. +, a, e	10/14/21	1,552,710

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Spark Capital VII, L.P. +, a, e	10/14/21	$985,408
Sumeru Equity Partners Fund, L.P. +, a, e	04/27/15	5,330,168
Summit Partners Growth Equity Fund XI, L.P. +, a, e	10/01/21	940,043
TA Select Opportunities Fund II-B, L.P. +, a, e	05/27/21	1,054,093
TA XIII-B, L.P. +, a, e	05/02/19	18,762,530
TA XIV-B, L.P. +, a, e	05/27/21	5,995,883
TCV X, L.P. +, a, e	08/31/18	13,178,502
TCV XI (A), L.P. +, a, e	10/02/20	4,747,185
Thompson Street Capital Partners IV, L.P. +, a, e	12/10/15	6,194,884
Thompson Street Capital Partners V, L.P. +, a, e	05/04/18	7,473,684
Thompson Street Capital Partners VI, L.P. +, a, e	06/11/21	6,169,793
TPG Partners IX, L.P. +, a, e	12/23/22	—
TPG Partners VII, L.P. +, a, e	03/01/16	6,032,204
TPG Partners VIII, L.P. +, a, e	01/31/19	10,207,396
Trident IX, L.P. +, a, e	11/19/21	5,580,980
Trident VII, L.P. +, a, e	09/22/16	39,448,817
Trident VIII, L.P. +, a, e	04/05/19	22,904,913
Vista Equity Partners Fund VII, L.P. +, a, e	08/31/18	20,269,289
Vista Equity Partners Fund VIII, L.P. +, a, e	04/28/22	4,114,589
Vistria Fund II, L.P. +, a, e	12/19/17	12,309,027
Vistria Fund III, L.P. +, a, e	06/19/19	15,493,315
Vistria Fund IV, L.P. +, a, e	03/31/21	11,986,681
Warburg Pincus Global Growth 14, L.P. +, a, e	01/31/22	1,957,028
Warburg Pincus Global Growth, L.P. +, a, e	11/20/18	11,663,177
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/19/14	13,767,274
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	13,169,209
Welsh, Carson, Anderson & Stowe XIV, L.P. +, a, e	01/19/22	332,025
West Street Offshore Infrastructure Partners IV +, a, e	11/02/22	2,524,291
Windjammer Senior Equity Fund IV, L.P. +, a, e	02/06/13	4,658,381
Total North America (8.65%)		1,159,876,495

Rest of World (0.80%)
Advent Latin American Private Equity Fund VI-H L.P. +, a, e	10/17/14	8,965,315
Altra Private Equity Fund II, L.P. +, a	12/07/12	1,097,920
Patria - Brazilian Private Equity Fund IV, L.P. +, a, e	06/30/11	5,888,608
Polish Enterprise Fund VIII, L.P. +, a, e	09/15/17	90,556,630
Total Rest of World (0.80%)		106,508,473

Western Europe (3.68%)
Adagia Capital Europe S.L.P. +, a, e	06/01/21	3,136,913
Advent International GPE IX-C, L.P. +, a, e	05/31/19	27,230,911
Advent International GPE VII-B, L.P. +, a, e	07/01/12	2,435,955
Advent International GPE VIII-C, L.P +, a, e	03/22/16	12,611,296
Advent International GPE X (USD) +, a, e	05/31/22	1,228,372
Apax X USD L.P. +, a, e	07/16/19	17,272,095
APAX XI USD L.P. +, a, e	06/30/22	—
Astorg Mid-Cap +, a, e	02/22/21	1,482,182
Astorg VI, FCPI +, a, e	06/30/16	4,957,856
Astorg VIII S.à.r.l. +, a, e	12/17/21	2,415,558
Axcel VI K/S +, a, e	02/21/20	18,960,775
Bain Capital Europe Fund IV, L.P. +, a, e	09/01/14	5,132,981
Bain Capital Europe Fund VI, SCSp +, a, e	06/30/22	—
BC Partners XI, L.P. +, a, e	12/18/20	13,484,957
CapVest Equity Partners III B, L.P. +, a, e	08/30/13	3,264,014
Capvis Equity V L.P. +, a, e	01/17/18	23,848,058

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Carlyle Europe Partners IV, L.P. +, a, e	08/27/13	$772,465
Carlyle Europe Partners V, L.P. +, a, e	04/23/18	5,460,181
CD&R Value Building Partners I, L.P. +, a	12/17/21	7,140,989
Charterhouse Capital Partners XI +, a, e	11/26/21	1,135,854
CVC Capital Partners VI (A) L.P. +, a, e	07/05/13	8,231,338
CVC Capital Partners VIII, L.P. +, a, e	06/19/20	1,310,835
DPE Deutschland IV +, a, e	08/24/20	3,099,856
EQT IX, L.P. (USD) +, a, e	05/15/20	20,909,873
EQT Mid-Market (No.1) Feeder L.P. +, a, e	07/01/16	21,321,534
Gilde Buy-Out Fund VI C.V. +, a, e	06/28/19	21,607,544
Graphite Capital Partners IX L.P. +, a, e	04/11/18	10,194,367
Hg Genesis 10 L.P. +, a, e	04/14/22	90,216
Hg Mercury 4 L.P. +, a, e	01/12/23	—
Hg Saturn 3 L.P. +, a, e	02/25/22	39,714
Hg Saturn I L.P. +, a, e	06/28/18	21,763,881
HgCapital 8 L.P. +, a, e	12/19/16	23,402,505
HgCapital Mercury 2 +, a, e	02/15/17	16,505,104
Index Ventures Growth III (Jersey) L.P. +, a	03/18/15	19,095,212
KKR European Fund V (EUR) SCSp +, a, e	11/05/18	28,800,584
KKR European Fund VI (USD) +, a, e	11/01/21	—
Livingbridge 7 L.P. +, a, e	09/04/20	10,828,173
MCH Iberian Capital Fund V FCR +, a, e	12/10/21	11,287,072
Nordic Capital Evo GP, SCSp +, a, e	06/30/21	920,049
Nordic Capital IX, L.P. +, a, e	07/18/17	37,948,291
Nordic Capital X, L.P. +, a, e	09/30/20	16,911,463
Nordic Capital XI, L.P. +, a, e	05/01/22	—
Oakley Capital Fund V, SCSp +, a, e	04/28/22	1,245,847
PAI Europe VI-1, L.P. +, a, e	03/12/15	7,050,781
PAI Partners VIII-1 SCSp +, a, e	12/17/21	—
Permira VII L.P. +, a, e	06/21/19	23,442,969
Permira VIII SCSp +, a, e	02/10/22	4,191,541
Sixth Cinven Fund (No.3) L.P. +, a, e	05/01/16	7,607,151
The Eighth Cinven Fund, L.P. +, a, e	07/05/22	—
The Paragon Partners Fund IV GmbH & Co. KG +, a, e	04/29/22	—
The Seventh Cinven Fund, L.P. +, a, e	04/16/19	24,197,997
Vitruvian Investment Partnership V +, a, e	10/07/22	—
Total Western Europe (3.68%)		493,975,309

Total Primary Investments (14.09%)		$1,888,601,956

Total Private Equity Investments (Cost $9,322,555,564)(93.17%)		$12,491,576,963

Total Investments (Cost $9,514,347,525)(94.70%)		12,697,229,135

Other Assets in Excess of Liabilities (5.30%)		710,612,922

Net Assets (100.00%)		$13,407,842,057

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

***

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2023, the aggregate value of these securities is $41,790,349 or 0.31% of the Fund’s net assets.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2023 was 4.86%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2023 was 5.19%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of March 31, 2023 was 5.31%.

#	As of March 31, 2023, 1 month EURIBOR was 2.92%.

##	As of March 31, 2023, 3 month EURIBOR was 3.04%.

###	As of March 31, 2023, 6 month EURIBOR was 3.34%.

+	The fair value of the investment was determined using significant unobservable inputs.

†	As of March 31, 2023, 1 month Bank Bill Swap Rate was 3.63%.

††	As of March 31, 2023, 3 month Bank Bill Swap Rate was 3.72%.

>>	As of March 31, 2023, 3 month Sterling Overnight Interbank Average Rate was 3.78%.

>>>	As of March 31, 2023, 6 month Sterling Overnight Interbank Average Rate was 3.26%.

[v]	As of March 31, 2023, 1 month Secured Overnight Financing Rate was 4.63%.

vv	As of March 31, 2023, 3 month Secured Overnight Financing Rate was 4.51%.

vvv	As of March 31, 2023, 6 month Secured Overnight Financing Rate was 4.09%.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2023 was $12,491,576,963, or 93.17% of net assets. As of March 31, 2023, the aggregate cost of each investment restricted to resale was $15,568,606, $10,621,500, $22,700,000, $2,204,592, $4,501,585, $5,441,192, $48,970,725, $6,341,681, $1,209,388, $22,978,362, $7,228,256, $481,884, $1,927,535, $2,375,601, $15,533,913, $127,463,467, $24,784,703, $10,285,568, $44,578,381, $35,317,661, $150,001, $4,168,272, $17,127,003, $56,634, $114,607,802, $5,604,217, $122,578,028, $7,722,153, $27,243,271, $3,120,000, $1,348,750, $3,629,300, $119,978,433, $43,783,284, $107,123,942, $46,333,333, $48,583,132, $38,614,270, $94,861,790, $103,079,624, $56,985,983, $9,367,970, $47,761,620, $15,617,280, $62,584,962, $122,197,451, $151,690,905, $250,000, $219,375, $47,583,000, $1,111,078, $9,683,864, $187,500,000, $61,566,000, $252,000, $83,828,190, $8,804,000, $317,827, $172,633, $37,921,967, $22,612,605, $1,781,335, $60,480,000, $2,027,083, $23,266,740, $15,306,665, $45,225,381, $40,484,909, $38,069,766, $32,126,730, $31,833,979, $1,120,924, $13,722,831, $6,996,130, $3, $1, $1,201,846, $52,454,049, $46,801,951, $28,417,946, $55,007,013, $14,874,473, $90,515,558, $178,485,000, $31,828,128, $51,287,146, $4,987,424, $71,817,900, $4,632,829, $3,612,204, $22,340,802, $64,480,546, $68,399,200, $1,441,200, $7,026,869, $17,510,132, $69,246,328, $6,195,472, $12,009,114, $3,792,769, $264,490, $21,810,718, $149,423,941, $89,101,353, $33,206, $83,976,881, $78,503,589, $27,818,080, $14,672,982, $463,974, $60,571,021, $47,337,703, $68,887,918, $88,276,348, $745,309, $1,045,423, $3,833,799, $15,281,827, $52,429,641, $9,986,562, $11,664,382, $39,292,014, $92,759,254, $21,615,986, $48,949,162, $17,052,864, $17,052,864, $3,377,868, $18,476,616, $7,107,167, $7,793, $256,021, $2,304,188, $55,360,453, $9,770,324, $64,619,159, $15,139,432, $76,735,181, $13,620, $40,775,356, $51,009,931, $41,607,840, $5,068,126, $43,509,034, $95,456,092, $0, $4,759,308, $48,680,396, $1,451,830, $97,483,897, $6,616,483, $115,832,957, $128,697, $1,135,700, $102,497,783, $1,063,586, $5,337,259, $89,653,795, $72,269,706, $1,773, $112,190,937, $88,912, $6,275,980, $23,877,358, $1,183,250, $40,573, $254,955, $764,865, $33,400,016, $36,261,531, $2,858,842, $42,469,064, $12,156,155, $886,852, $12,231,850, $32,935,174, $34,731,898, $26,215,597, $2,341,938, $12,017,594, $1,260,360, $1,470,299, $2,112,757, $12,558,732, $4,589,866, $10,098,062, $10,158,303, $1,253,746, $4,669,916, $1,661,086, $2,150,834, $1,841,791, $981,779, $1,373,692, $974,730, $6,817,432, $1,574,411, $8,101,227, $2,071,571, $988,182, $977,041, $1,383,093, $1,072,868, $7,049,858, $5,991,796, $117,462, $1,693,872, $2,735,078, $3,885,900, $3,201,326, $3,518,794, $1,429,933, $1,962,907, $4,508, $18,593,579, $970,974, $972,169, $150,934, $362,238, $1,634,175, $4,868,284, $3,487,125, $1,368,680, $2,969,282, $970,369, $933,838, $1,432,735, $3,241,124, $1,261,477, $1,671,948, $1,604,623, $1,632,322, $2,834,364, $30,108,290, $1,394,150, $1,183,142, $8,109,658, $-30,861, $4,363,088, $4,455,253, $3,427,780, $2,877,398, $1,941,649, $966,461, $2,056,371, $-43,916, $9,836,357, $253,233, $1,324,362, $956,577, $1,272,496, $28,869,149, $283,025, $2,163,859, $1,666,846, $992,840, $3,811,731, $1,573,741, $39,015,077, $3,778,756, $3,910,196, $9,685,550, $181,770, $19,240,948, $2,064,230, $1,085,638, $925,677, $2,257,889, $492,199, $1,906,070, $1,753,015, $78,920, $2,249,128, $604,790, $979,737, $11,774,425, $3,600,000, $4,136,364, $934,486, $4,690,732, $2,920,927, $1,244,227, $961,215, $976,466, $1,414,738, $16,317,030, $1,706,365, $222,828, $172,128, $1,441,835, $962,811, $1,313,240,

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

$1,459,280, $3,162,021, $3,219,026, $4,840,685, $2,556,378, $953,142, $1,982,658, $3,428,454, $1,467,613, $6,575,773, $2,569,217, $1,084,540, $900,000, $2,145,021, $3,738,741, $991,676, $1,680,502, $525,428, $30,919, $2,915,521, $1,928,833, $1,863,274, $2,210,908, $2,220,937, $1,442,944, $10,306, $30,919, $1,895,995, $1,865,150, $2,912,098, $2,502,800, $226,234, $5,698,477, $1,169,845, $1,009,369, $10,770,571, $2,391,347, $913,915, $1,916,972, $979,474, $1,930,674, $1,670,250, $1,177,279, $3,667,386, $1,784,747, $1,142,142, $2,797,405, $14,762,563, $2,811,336, $986,534, $2,396,987, $138,648, $13,887,876, $5,814,338, $1,973,456, $2,788,096, $2,158,130, $2,724,185, $2,956,058, $928,875, $3,388,224, $4,277,938, $1,968,742, $2,597,520, $1,853,517, $1,863,227, $3,844,174, $795,892, $1,260,448, $1,267,038, $3,119,919, $787,718, $26,184,082, $4,572,694, $2,375,375, $1,332,312, $1,674,007, $3,353,735, $2,749,079, $1,253,051, $956,567, $211,996, $21,012,254, $521,402, $1,397,659, $2,047,500, $15,357,741, $33,779,623, $974,993, $1,671,989, $10,963,836, $1,370,300, $969,271, $3,432,566, $3,610,262, $3,530,454, $2,159,025, $3,826,806, $2,292,434, $1,940,000, $1,266,187, $7,086,573, $2,644,938, $2,208,937, $22,004,357, $13,547,507, $1,917,048, $675,824, $12,496,888, $2,253,224, $4,546,769, $2,440,272, $0, $1,938,674, $2,941,447, $13,425,123, $2,700,890, $36,020,552, $956,361, $1,174,234, $1,859,730, $5,189,569, $6,810,492, $1,129,496, $230,572, $1,375,787, $1,360,252, $26,126,625, $3,873,603, $8,747,912, $1,391,993, $8,002,069, $3,994,434, $1,100,827, $1,020,241, $3,134,065, $1,588,806, $1,479,026, $1,778,712, $3,045,562, $1,692,466, $1,858,371, $1,980,096, $2,917,606, $2,745,786, $1,266,064, $1,361,978, $2,943,651, $3,335,857, $1,139,241, $2,376,000, $30,748,731, $1,481,757, $2,732,763, $9,488,060, $2,030,090, $2,330,990, $16,317,879, $15,318,083, $1,765,740, $14,824,983, $2,730,494, $979,558, $2,722,282, $4,048,331, $3,858,469, $5,494,711, $5,345, $1,153,354, $46,631,096, $13,145,394, $1, $53,395, $61,530, $33,807,478, $3,798,024, $1, $81,263, $1, $28,476,012, $15,471,262, $800,155, $14,425,922, $8,055,913, $1, $19,316,589, $0, $6,478, $1,574, $7,943,249, $2,569,506, $3,223,185, $334,639, $2,302,789, $3,338,232, $1, $1, $984,921, $60,043,455, $4,506,696, $0, $1, $20,035,028, $24,613,529, $1, $232,406, $1, $31,457,032, $74,295,577, $20,103,801, $1, $122,097,000, $25,908,567, $413,420, $1, $14,384,874, $3, $6,224,637, $1, $49,588, $5,235,593, $5,282,000, $43,519,849, $1,008,832, $1, $8, $413,158, $86,122, $1, $9,327,441, $43,794,366, $34,549,063, $4, $3,332,082, $29,449,927, $2,999,266, $4,005,572, $16,389,363, $1, $1, $1, $891,101, $1,082,285, $3, $26,595,776, $11,483,556, $32,765,893, $0, $1, $1, $2,486,620, $3, $1, $1, $856,679, $2,178, $10,549, $332,524, $12,740,471, $24,762, $41,331, $1,602,831, $2,137,049, $52,466,457, $40,744,932, $8,689,634, $1, $1, $1, $1, $2, $32,626,195, $101,953, $380,524, $2,326,146, $33,624,664, $30,860,812, $158,479, $11,931,312, $8,628,717, $1,970,934, $1, $12,847,405, $0, $0, $20,600,634, $0, $7,988,502, $6,100,912, $16,698,093, $87,187, $3,359,147, $2,379,470, $8,925,182, $5,334,851, $2,789,624, $3,979,256, $1, $7,604,659, $2,352,860, $3,258,373, $12,560,809, $19,749,332, $1, $1, $5,934,875, $1,664,799, $150,358, $11,851,489, $8,470,000, $7,369,624, $5,495,838, $3,055,896, $46,926,423, $1,502,968, $988,701, $20,793, $1,323,592, $14,385,103, $0, $1, $14,962,769, $7,911,136, $1, $0, $1,933,084, $4,482,000, $9,268,588, $1, $153,504, $2,946,631, $6,130,278, $1,605,661, $0, $5,581,198, $0, $25,941,005, $1, $5,412,845, $6,693,450, $2,223,062, $1,086,662, $17,624,773, $730, $10,795,630, $0, $1,398,140, $5,364,532, $7,302,940, $1,143,000, $0, $4,484,533, $4,851,730, $4,987,158, $0, $0, $15,016,343, $1,760,359, $255,116, $3,350,747, $6,660,000, $15,929,207, $8,096,240, $1, $4,275,000, $3,375,000, $1,875,000, $543,750, $5,881,688, $5,167,223, $571,456, $3,732,312, $990,000, $1, $7,307,072, $882,000, $1, $12,399,033, $1, $962,414, $27,701,300, $0, $2,219,017, $1, $3,122,832, $849,952, $28,044,635, $4,900,086, $0, $1,735,500, $1,064,000, $1, $910,490, $1,100,000, $9,337,500, $6,670,000, $6,593,111, $5,118,512, $18,029, $2,730,498, $6,474,292, $0, $1, $6,810,070, $5,873,257, $16,065,715, $17,353,889, $16,067,431, $4,205,839, $257,148, $11,483,556, $11,588,444, $2,000,000, $8,722,500, $1, $8,951,832, $452,230, $2,810,974, $1, $3,584,202, $2,637,866, $4,737,450, $47,756,702, $2,929,132, $18,282,147, $250,001, $2,691,549, $1,372,500, $14,852,720, $0, $1,877,507, $1, $2,264,821, $14,386,279, $709,778, $0, $12,858,690, $1, $19,614,577, $16,101, $4,105,461, $6,526,076, $868,784, $1, $1,236,217, $2,940,227, $17,921,392, $282,718, $18,710,088, $7,783,168, $178,447, $0, $231,260, $8,541,526, $1, $1, $1, $23,874,994, $0, $11,606,752, $9,063,816, $937,515, $22,501,607, $14,449,119, $0, $1,387,034, $100,589, $0, $23,549,091, $4,144,910, $1,592,749, $0, $0, $20,268,246, and $0, respectively, totaling $9,322,555,564.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Non-income producing.

[e]	Investment has been committed to but has not been fully funded by the Fund.

[f]	Security or a portion thereof is unsettled at March 31, 2023.

Legend:

£ - British Pound

€ - Euro

BBSY - Bank Bill Swap Rate

E - EURIBOR

Fr. - Swiss Franc

I - Indian Rupee

L - LIBOR

PIK - Payment-in-kind

S - Sterling Overnight Interbank Average Rate

SF - Secured Overnight Financing Rate

SR - Stockholm Interbank Offered Rate

zl - Polish Zloty

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

A summary of outstanding financial instruments at March 31, 2023 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
April 5, 2023	Barclays		$62,995,423		€59,250,000	$63,808,512	$(813,089)
April 5, 2023	Barclays		$85,057,112		€80,000,000	$86,154,953	$(1,097,841)
April 5, 2023	Barclays		€69,625,000		$74,982,052	$74,981,733	$(319)
April 5, 2023	Barclays		€69,625,000		$74,982,052	$74,981,733	$(319)
April 12, 2023	Bank of America		€69,625,000		$75,012,513	$75,011,746	$(767)
April 12, 2023	Bank of America		€69,625,000		$75,012,513	$75,011,746	$(767)
April 12, 2023	Barclays		$85,101,272		€80,000,000	$86,189,439	$(1,088,167)
April 12, 2023	Barclays		$63,028,129		€59,250,000	$63,834,053	$(805,924)
April 12, 2023	Barclays		$29,925,755	I	2,495,000,000	$30,121,051	$(195,296)
April 12, 2023	Barclays	I	2,495,000,000		$30,121,209	$30,121,051	$(158)
April 19, 2023	Bank of America		€55,700,000		$60,067,688	$60,046,682	$(21,006)
April 19, 2023	Bank of America		€83,550,000		$90,051,493	$90,070,022	$18,529
April 19, 2023	Barclays		$85,138,680		€80,000,000	$86,242,990	$(1,104,310)
April 19, 2023	Barclays		$63,055,835		€59,250,000	$63,873,714	$(817,879)
April 19, 2023	Barclays		$29,913,556	I	2,495,000,000	$30,121,668	$(208,112)
April 19, 2023	Barclays	I	2,495,000,000		$30,121,936	$30,121,668	$(268)
April 26, 2023	Bank of America		€55,700,000		$60,097,404	$60,045,689	$(51,715)
April 26, 2023	Bank of America		€55,700,000		$59,990,388	$60,045,689	$55,301
April 26, 2023	Barclays		$85,185,705		€80,000,000	$86,241,564	$(1,055,859)
April 26, 2023	Barclays		$63,090,662		€59,250,000	$63,872,658	$(781,996)
April 26, 2023	Barclays		$29,899,934	I	2,495,000,000	$30,096,175	$(196,241)
April 26, 2023	Barclays		$29,923,960	I	2,495,000,000	$30,096,175	$(172,215)
April 26, 2023	Barclays	I	4,990,000,000		$60,193,004	$60,192,351	$(653)
April 26, 2023	Barclays		€27,850,000		$30,029,685	$30,022,844	$(6,841)
May 2, 2023	Bank of America		$72,857,327		€66,000,000	$71,814,064	$1,043,263
May 2, 2023	Barclays		$75,986,618		€69,800,000	$75,948,813	$37,805
May 3, 2023	Barclays		$76,208,825		€70,000,000	$76,168,474	$40,351
May 17, 2023	Barclays		$76,269,354		€70,000,000	$76,235,538	$33,816
May 17, 2023	Barclays		$72,932,244		€66,000,000	$71,879,222	$1,053,022
May 24, 2023	Barclays		$76,297,767		€70,000,000	$76,265,368	$32,399
June 6, 2023	Barclays		$61,089,499		€57,250,000	$62,412,118	$(1,322,619)
June 6, 2023	Barclays		$61,089,499		€57,250,000	$62,412,118	$(1,322,619)
June 6, 2023	Barclays		$76,360,302		£63,250,000	$78,242,051	$(1,881,749)
June 7, 2023	Barclays		$76,361,991		£63,250,000	$78,241,892	$(1,879,901)
June 7, 2023	Barclays		$61,092,775		€57,250,000	$62,414,273	$(1,321,498)
June 7, 2023	Barclays		$61,092,775		€57,250,000	$62,414,273	$(1,321,498)
June 14, 2023	Bank of America		$77,062,390	Fr.	71,000,000	$78,275,368	$(1,212,978)
June 14, 2023	Bank of America		$64,549,419	zl	289,600,000	$66,908,803	$(2,359,384)
June 14, 2023	Barclays		$61,115,732		€57,250,000	$62,428,239	$(1,312,507)
June 14, 2023	Barclays		$76,373,793		£63,250,000	$78,239,473	$(1,865,680)
June 14, 2023	Barclays		$61,115,732		€57,250,000	$62,428,239	$(1,312,507)
June 21, 2023	Bank of America		$77,139,368	Fr.	71,000,000	$78,316,472	$(1,177,104)
June 21, 2023	Bank of America		$64,582,513	zl	289,600,000	$66,859,147	$(2,276,634)
June 21, 2023	Barclays		$61,140,367		€57,250,000	$62,440,278	$(1,299,911)
June 21, 2023	Barclays		$76,386,867		£63,250,000	$78,234,785	$(1,847,918)
June 21, 2023	Barclays		$61,140,367		€57,250,000	$62,440,278	$(1,299,911)
June 28, 2023	Barclays		$61,162,729		€57,250,000	$62,450,349	$(1,287,620)
June 28, 2023	Barclays		$61,162,729		€57,250,000	$62,450,349	$(1,287,620)
July 5, 2023	Bank of America		$60,225,525		€55,700,000	$60,777,573	$(552,048)
July 5, 2023	Bank of America		$60,333,115		€55,700,000	$60,777,573	$(444,458)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2023 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
July 5, 2023	Bank of America	$60,328,136	€55,700,000	$60,777,573	$(449,437)
July 5, 2023	Barclays	$60,296,532	€55,700,000	$60,777,573	$(481,041)
July 12, 2023	Bank of America	$60,313,531	€55,700,000	$60,797,871	$(484,340)
July 12, 2023	Bank of America	$60,313,531	€55,700,000	$60,797,871	$(484,340)
July 19, 2023	Barclays	$60,338,740	€55,700,000	$60,818,297	$(479,557)
July 19, 2023	Barclays	$60,338,740	€55,700,000	$60,818,297	$(479,557)
July 26, 2023	Bank of America	$60,353,451	€55,700,000	$60,838,587	$(485,136)
July 26, 2023	Bank of America	$60,353,451	€55,700,000	$60,838,587	$(485,136)
					$(38,519,964)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2023

Assets
Unaffiliated Private Equity Investments, at fair value (cost $6,090,387,189)	$8,511,879,325
Affiliated Private Equity Investments, at fair value (cost of $3,232,168,375)	3,979,697,638
Common stocks, at fair value (cost $139,609,346)	157,387,050
Asset-Backed Securities, at fair value (cost $52,182,615)	48,265,122
Cash and cash equivalents	928,781,635
Cash denominated in foreign currencies (cost $74,904,438)	76,321,766
Investment sales receivable	21,718,342
Unaffiliated dividends and interest receivable	13,003,704
Affiliated interest receivable	182,922
Due from broker	32,450,000
Unrealized appreciation on forward foreign currency contracts	2,314,486
Other receivable	4,789,190
Prepaid assets	70,417
Total Assets	$13,776,861,597

Liabilities
Investment purchases payable	23,412,111
Distribution, servicing and transfer agency fees payable	16,831,784
Unrealized depreciation on forward foreign currency contracts	40,834,450
Repurchase amounts payable for tender offers	212,026,268
Incentive fee payable	31,170,881
Management fees payable	36,145,738
Dividends payable	4,856
Professional fees payable	556,642
Line of credit fees payable	2,703,433
Interest expense payable	231
Accounting and administration fees payable	4,959,104
Custodian fees payable	313,907
Other payable	60,135
Total Liabilities	$369,019,540

Commitments and contingencies (See note 11)

Net Assets	$13,407,842,057

Net Assets consists of:
Paid-in capital	$10,927,721,374
Distributable earnings (accumulated loss)	2,480,120,683
Total Net Assets	$13,407,842,057

Class A Units
Net assets	$7,228,144,074
Units outstanding	925,536,741
Net asset value per unit	$7.81
Class I Units
Net assets	$6,179,697,983
Units outstanding	765,820,813
Net asset value per unit	$8.07

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2023

Investment Income
Dividends from unaffiliated investments (net of $225,751 withholding tax)	$10,576,101
Dividends from affiliated investments	17,378,417
Interest from unaffiliated investments	119,416,175
Interest from affiliated investments	1,245,256
Transaction fee income from unaffiliated issuers	8,634,692
Transaction fee income from affiliated issuers	16,193,071
Other fee income	1,143,306
Total Investment Income	174,587,018

Operating Expenses
Management fees	202,344,922
Incentive fees	41,481,595
Line of credit fees	16,005,804
Professional fees	15,934,638
Accounting and administration fees	8,096,121
Board of Managers’ fees	600,157
Custodian fees	446,346
Insurance expense	390,480
Distribution and servicing fees
Class A Units	47,167,450
Transfer agency fees
Class A Units	1,270,679
Class I Units	849,693
Other expenses	1,240,963
Total Expenses	335,828,848

Net Investment Loss	(161,241,830)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from unaffiliated investments	59,275,841
Net realized gain from affiliated investments	238,540,935
Net realized loss on foreign currency transactions	(7,375,054)
Net realized gain on forward foreign currency contracts	125,803,188
Net realized gain distributions from primary and secondary investments	92,263,399
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	159,323,737
Affiliated investments	(146,122,499)
Foreign currency translation	577,691
Forward foreign currency contracts	(36,543,767)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	485,743,471

Net Increase (Decrease) in Net Assets From Operations	$324,501,641

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Increase (decrease) in Net Assets resulting from operations:
Net investment loss	$(161,241,830)	$(278,005,297)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	508,508,309	893,531,336
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	(22,764,838)	1,013,790,881
Net increase in Net Assets resulting from operations	$324,501,641	$1,629,316,920

Distributions to Members from:
Distributable earnings	(400,022,652)	(635,114,301)
Total distributions to Members	$(400,022,652)	$(635,114,301)

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$1,044,121,490	$1,628,448,482
Class I Units	843,518,134	1,383,887,488
Reinvestment of common Units
Class A Units	208,403,495	323,147,235
Class I Units	155,757,752	249,683,999
Redemption of common Units
Class A Units	(298,021,666)	(133,915,738)
Class I Units	(541,493,424)	(161,695,394)
Exchanges of common Units
Class A Units	(33,764,189)	(48,671,363)
Class I Units	33,764,189	48,671,363
Total increase in Net Assets resulting from capital transactions	$1,412,285,781	$3,289,556,072

Total increase in Net Assets	$1,336,764,770	$4,283,758,691

Net Assets at beginning of year	$12,071,077,287	$7,787,318,596
Net Assets at end of year	$13,407,842,057	$12,071,077,287

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$324,501,641
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on Investments	(13,201,238)
Net change in unrealized depreciation on forward foreign currency contracts	36,543,767
Net realized (gain) from Investments, forward foreign currency contracts and foreign currency transactions	(508,508,309)
Purchases of investments	(2,708,720,573)
Interest income pay-in-kind	(4,121,840)
Proceeds from sales of investments	1,195,223,177
Net realized gain on forward foreign currency contracts	125,803,188
Net realized gain distributions from primary and secondary Investments	92,263,399
Amortization of premium and accretion of discount	(2,270,826)
Decrease in investment sales receivable	969,291
Decrease in deposit of investments	138,513,080
Increase in interest receivable	(9,266,658)
Increase in dividends receivable	(57,011)
Increase in due from broker	(32,450,000)
Decrease in other receivable	832,501
Decrease in prepaid assets	623,154
Increase in investment purchases payable	310,779
Decrease in dividends payable	(69)
Decrease in due to broker	(510,000)
Increase in incentive fees payable	16,583,244
Increase in management fees payable	5,849,074
Increase in distribution, servicing and transfer agency fees payable	3,987,595
Decrease in professional fees payable	(428,114)
Increase in line of credit fees payable	391,766
Increase in interest expense payable	231
Increase in accounting and administrative fees payable	1,979,151
Increase in custodian fees payable	184,311
Increase in other payable	26,386
Net Cash (Used in) Operating Activities	(1,334,948,903)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2023 (continued)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	$1,887,639,624
Distributions paid	(35,861,405)
Payments for Units redeemed	(715,215,400)
Net Cash Provided by Financing Activities	1,136,562,819

Net change in cash and cash equivalents	(198,386,084)

Effect of exchange rate changes on cash	(7,375,054)

Cash and cash equivalents at beginning of year(1)	1,210,864,539
Cash and cash equivalents at end of year(2)	$1,005,103,401

Supplemental and non-cash financing activities
Reinvestment of common Units	$364,161,247

(1)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $1,174,478,161 and $36,386,378, respectively.

(2)	Balance includes cash and cash equivalents and cash denominated in foreign currencies of $928,781,635 and $76,321,766, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class A
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$7.90	$7.10	$5.32	$5.73	$5.51
Income from investment operations:
Net investment loss(2)	(0.12)	(0.24)	(0.20)	(0.10)	(0.05)
Net realized and unrealized gains (losses) on investments(2)	0.27	1.52	2.09	(0.14)	0.55
Net increase (decrease) in net assets resulting from operations	0.15	1.28	1.89	(0.24)	0.50
Distributions from:
Net investment income	—	—	—	—	(0.03)
Net realized gains	(0.24)	(0.48)	(0.11)	(0.17)	(0.25)
Total distributions	(0.24)	(0.48)	(0.11)	(0.17)	(0.28)
Net asset value, end of year	$7.81	$7.90	$7.10	$5.32	$5.73

Total Return(3)	1.96%	18.12%	36.48%	(4.69)%	9.36%

Ratios and supplemental data:
Net assets, end of year in thousands (000’s)	$7,228,144	$6,367,381	$4,098,863	$2,705,680	$2,243,031
Net investment income (loss) to average net assets before Incentive Fee	(1.28)%	(1.29)%	(1.00)%	(0.52)%	0.15%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	2.67%	2.72%	2.77%	2.87%	2.84%
Ratio of Incentive Fee to average net assets	0.33%	1.88%	2.10%	1.15%	1.12%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	3.00%	4.60%	4.87%	4.02%	3.96%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.00%	4.60%	4.87%	4.02%	3.96%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.67%	2.72%	2.77%	2.87%	2.84%

Portfolio Turnover	10.26%	20.77%	19.36%	13.35%	21.75%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$8.10	$7.21	$5.37	$5.75	$5.52
Income from investment operations:
Net investment income (loss)(2)	(0.07)	(0.19)	(0.16)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments(2)	0.28	1.56	2.11	(0.14)	0.56
Net increase (decrease) in net assets from operations	0.21	1.37	1.95	(0.20)	0.55
Distributions from:
Net investment income (loss)	—	—	—	(0.01)	(0.07)
Net realized gains (losses)	(0.24)	(0.48)	(0.11)	(0.17)	(0.25)
Total distributions	(0.24)	(0.48)	(0.11)	(0.18)	(0.32)
Net asset value, end of year	$8.07	$8.10	$7.21	$5.37	$5.75

Total Return after Incentive Fee(3)	2.68%	18.95%	37.44%	(4.00)%	10.14%

Ratio and Supplemental Data:
Net assets, end of period in thousands (000’s)	$6,179,698	$5,703,697	$3,688,456	$2,312,841	$1,997,140
Net investment income (loss) to average net assets before Incentive Fee	(0.57)%	(0.56)%	(0.29)%	0.20%	0.86%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	1.96%	2.00%	2.05%	2.13%	2.12%
Ratio of Incentive Fee to average net assets	0.33%	1.89%	2.12%	1.14%	1.12%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	2.29%	3.89%	4.17%	3.27%	3.24%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	2.29%	3.89%	4.17%	3.27%	3.24%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	1.96%	2.00%	2.05%	2.13%	2.12%

Portfolio Turnover	10.26%	20.77%	19.36%	13.35%	21.75%

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company that was organized on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund has filed an application to register units of limited liability company interests in the Fund (“Units”) under the Securities Act of 1933 as amended (the “1933 Act”). The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to a second amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (the “Board”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser, as it did in causing the Fund to enter into the Investment Management Agreement. The Fund’s investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”), Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”), and Partners Group Revolver Pooling PGPE, LLC (the “Revolver Subsidiary”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the 1933 Act and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund has elected to be treated for U.S. federal income tax purposes and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers two classes of Units designated as “Class A Units” and “Class I Units”. In the future the Fund may offer additional classes of Units. The Class A Units and the Class I Units have, and each additional class of Units issued by the Fund, if any, will have, different characteristics, particularly regarding the sales charges that purchasers of Units of the class bear, and the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of the class. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund was required to comply with the rules

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

as of September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its “Valuation Designee” to perform fair valuation determinations and approved amended Valuation Procedures. The Adviser has concluded that this update had no material impact on investment valuations, as was previously expected.

The Adviser, as Valuation Designee, determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with persons who are employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or at any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

Daily Traded Investments

The fair values of financial instruments traded in active markets are based on quoted market prices at the end of the reporting period. The quoted market price used is the price within the bid-ask spread that is considered most representative of fair value at the end of the reporting period. The fair values of actively traded financial instruments with lock-up restrictions may be discounted.

The fair values of asset-backed securities are determined by price quotations from unaffiliated market makers, financial institutions that regularly trade similar investments or independent valuation agents using industry standard valuation models.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

c. Cash and Cash Equivalents

In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in Private Equity Investments. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2023, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	4
Brazilian Reals	1
Canadian Dollars	7
Danish Kroner	1
Euros	211
Indian Rupees	2
Japanese Yen	2
New Zealand Dollars	2
Norwegian Kroner	2
Philippine Peso	1
Pounds Sterling	33
Swedish Kronor	4
Swiss Francs	5

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign exchange contracts.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

During the year ended March 31, 2023, the Fund entered 235 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $2,314,486 in unrealized appreciation and $(40,834,450) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $125,803,188 in net realized gains (losses) and $(36,543,767) change in net unrealized appreciation (depreciation) on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2023 are representative of contract amounts during the period.

f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

For certain Direct Investments, the Fund classifies various types of non-interest income received as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees. Transaction income is classified as extraordinary income, as are other fees payable to the Fund attributable to Direct Investments or unconsummated transactions.

g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

h. Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration expenses; fees of Independent Managers; and expenses of meetings of the Board, including reimbursement of the Independent Managers for their expenses in attending meetings of the Board.

i. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment. At the due date the net present value of the payment equals the notional amount due to the respective counterparty.

j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

As noted above, the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Members, and all distributions of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions until it requalifies as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary will continue to be treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary will continue to be treated as an entity separate from the Fund, and thus is disregarded, for U.S. federal income tax purposes. The Revolver Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required. The Offshore Subsidiary is not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2023, the tax years from the year 2018 forward remain subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

During the fiscal year ended March 31, 2023, the Fund reclassified $312,167,632 from undistributed net investment income, $(498,838,451) of accumulated net realized gain (loss) on investments and forward foreign currency contracts, $0 of accumulated net unrealized appreciation on investments and forward foreign currency contracts, and $0 of foreign currency translation, to paid-in capital.

No current or deferred taxes were recognized for the Onshore Subsidiary and Offshore Subsidiary.

k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

m. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2023: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

2. Significant Accounting Policies (continued)

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
Bank of America	$1,117,093	$1,117,093	$—	$—
Barclays	1,197,393	1,197,393	—	—

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
Bank of America	$10,485,250	$1,117,093	$4,360,000	$5,008,157
Barclays	30,349,200	1,197,393	28,090,000	1,061,807

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

n. Recently Adopted Accounting Pronouncements

In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. The Fund’s Adviser has assessed that the transition from LIBOR had no material impact on investment valuations, as was previously expected. All fund level credit facilities that referenced a LIBOR rate have been amended accordingly to reference alternative reference rates once LIBOR ceases to be published.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities, and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund’s Adviser has assessed that this implementation has had no material impact on investment activity.

On June 30, 2022, the FASB issued ASU 2022-03 which clarifies the guidance in ASC 822 on the fair value measurement of an equity security that is subject to a contractual sale restriction and requires specific disclosures related to such an equity security. Under current guidance, stakeholders have observed diversity in practice related to whether contractual sale restrictions should be considered in the measurement of the fair value of equity securities that are subject to such restrictions. On the basis of interpretations of existing guidance and the current illustrative example in ASC 820-10-55-52 of a restriction on the sale of an equity instrument, some entities use a discount for contractual sale restrictions when measuring fair value, while others view the application of such a discount to be inconsistent with the principles of ASC 820. To reduce the diversity in practice and increase the comparability of reported financial information, ASU 2022-03 clarifies this guidance and amends the illustrative example. The amendments in ASU 2022-03 are consistent with the principles of fair value measurement under which an entity is required to consider characteristics of an asset or liability if other market participants would also consider those characteristics when pricing the asset or liability. Specifically, the ASU clarifies that an entity should apply these fair value measurement principles to equity securities that are subject to contractual sale restrictions. The Fund will be required to comply with the rules by December 15, 2023. The Adviser is currently assessing the potential impact of the new rules on the Fund’s financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the mean between the closing bid and ask prices the date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2023:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$157,387,050	$—	$—	$157,387,050
Asset-Backed Securities	—	—	48,265,122	48,265,122
Direct Investments:
Direct Equity	55,766,244	69,263,689	7,782,055,062	7,907,084,995
Direct Debt	—	—	1,054,469,390	1,054,469,390
Total Direct Investments*	$55,766,244	$69,263,689	$8,836,524,452	$8,961,554,385
Secondary Investments*	—	—	1,641,420,622	1,641,420,622
Primary Investments*	—	—	1,888,601,956	1,888,601,956
Total Investments	$213,153,294	$69,263,689	$12,414,812,152	$12,697,229,135

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

3. Fair Value Measurements (continued)

Other Financial Instruments	Level 1	Level 2		Level 3	Total
Assets
Foreign Currency Exchange Contracts**	$2,314,486	$		$—	$2,314,486
Total Assets	$2,314,486	$		$—	$2,314,486
Liabilities
Foreign Currency Exchange Contracts**	$40,834,450	$		$—	$40,834,450
Total Liabilities	$40,834,450	$		$—	$40,834,450
Total Investments net of Foreign Currency Exchange Contracts	$174,633,330		$69,263,689	$12,414,812,152	$12,658,709,171

*	Private Equity Investments are described in Note 2.b.
**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

The following is a reconciliation of the amount of the account balances on April 1, 2022 and March 31, 2023 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2022	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2023
Asset-Backed Securities	$61,117,277	$(3,210,823)	$(2,074,933)	$17,582,420	$(25,207,872)	$59,053	$—	$48,265,122
Direct Investments:
Direct Equity Investments	$6,314,372,047	$334,904,660	$20,734,814	$1,453,197,679	$(562,897,105)	$—	$221,742,967	$7,782,055,062
Direct Debt Investments	979,534,628	(9,389,858)	(54,357,263)	463,501,997	(327,022,691)	2,202,577	—	1,054,469,390
Total Direct Investments*	$7,293,906,675	$325,514,802	$(33,622,449)	$1,916,699,676	$(889,919,796)	$2,202,577	$221,742,967	$8,836,524,452
Secondary Investments*	1,172,952,139	(6,322,073)	102,212,001	462,464,379	(89,885,824)	—	—	1,641,420,622
Primary Investments*	1,753,246,965	(4,772,442)	22,721,911	293,414,234	(176,008,712)	—	—	1,888,601,956
Total	$10,281,223,056	$311,209,464	$89,236,530	$2,690,160,709	$(1,181,022,204)	$2,261,630	$221,742,967	$12,414,812,152

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the year ended March 31, 2023 relating to investments in Level 3 assets still held at March 31, 2023 is $283,064,151, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2023:

Type of Security	Fair Value at March 31, 2023 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Asset-Backed Securities	$48,265	Reported fair value	Reported fair value	n/a
Direct Investments:
Direct Equity	$158,355	Discounted cash flow	Discount factor	9.07% – 10.50% (9.87%)
	6,998,230	Market comparable companies	Enterprise value to EBITDA multiple	4.90x – 34.20x (16.43x)
	74,800	Market comparable companies	Price to book ratio	1.90x – 1.90x (1.90x)
	23,031	Exit price	Recent transaction price	n/a
	170,081	Recent financing/transaction	Recent transaction price	n/a
	60,939	Replacement cost	Recent transaction price	n/a
	3,432	Reported fair value	Reported fair value	n/a
	174,836	Market comparable companies	Enterprise value to sales multiple	2.12x – 21.90x (10.48x)
Direct Debt	$563,774	Broker quotes	Indicative quotes for an inactive market	n/a
	473,920	Discounted cash flow	Discount factor	9.63% – 22.69% (12.00%)
	222	Market comparable companies	Enterprise value to EBITDA multiple	12.39x – 16.35x (12.39x)
	27	Exit price	Recent transaction price	n/a
	10,075	Recent financing/transaction	Recent transaction price	n/a
Primary and Secondary Investments	$3,535,722	Adjusted reported net asset value	Reported net asset value	n/a
	(3,512)	Adjusted reported net asset value	Fair value adjustments	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets/(liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

4. Revolving Credit Agreement

The Fund has a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank Corporate Markets plc (successor of Lloyds Bank plc), NatWest Markets plc (successor of The Royal Bank of Scotland plc), Barclays Bank plc, UBS AG, and Bank of America, N.A. in the aggregate maximum principal amount of $1,111,000,000. The Fund anticipates that this LOC facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses for the use of this and other future line of credit facilities. Borrowings under this facility will be charged a rate of interest per annum that is the aggregate of the applicable margin of 3.25% and, until June 30, 2023, London Interbank Offered Rate (LIBOR), after June 30, 2023, Secured Financing Overnight Rate (SOFR), or, in relation to any loan in Euros, the Euro Interbank Offered Rate (EURIBOR), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2023, the Fund did not have any borrowings and did not incur any interest expense under the LOC facility. In addition to the commitment fee under the LOC facility the Fund agrees to pay arrangement fees based on the rate agreed to with the various lenders, agency fees of $25,000 per annum, monitoring fees of $25,000 per annum and trustee fees of $15,000 per annum. The term of the LOC facility runs until January 31, 2025.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.70% on an annualized basis of the value of the Fund’s net asset attributable to Class A Units (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets each January 1st, April 1st, July 1st and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Sales	135,853,171	$1,044,121,490	210,813,126	$1,628,448,482
Reinvestments	27,201,779	208,403,495	41,238,273	323,147,235
Repurchases	(39,035,738)	(298,021,666)	(17,138,227)	(133,915,738)
Class exchanges	(4,412,537)	(33,764,189)	(6,548,226)	(48,671,363)
Net increase (decrease)	119,606,675	$920,739,130	228,364,946	$1,769,008,616

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

	For the Year Ended March 31, 2023		For the Year Ended March 31, 2022
	Units	Dollar Amounts	Units	Dollar Amounts
Class I Units
Sales	106,868,476	$843,518,134	175,831,506	$1,383,887,488
Reinvestments	19,710,682	155,757,752	31,138,881	249,683,999
Repurchases	(69,322,331)	(541,493,424)	(20,386,448)	(161,695,394)
Class exchanges	4,283,658	33,764,189	6,431,511	48,671,363
Net increase (decrease)	61,540,485	$491,546,651	193,015,450	$1,520,547,456

6. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. However, the Investment Management Agreement provides that in no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2023, the Fund incurred $202,344,922 in management fees payable to the Adviser.

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, expenses, and excluding contributions and withdrawals from the calculation of the Incentive Fee. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2023, the Fund incurred $41,481,595 in Incentive Fees due to the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Units and 2.30% on an annualized basis with respect to Class I Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. During the year ended March 31, 2023, the Adviser did not waive any fees and the Fund did not pay any recoupment of existing waivers pursuant to the Expense Limitation Agreement.

In consideration of the services rendered by each Manager who was not an “interested person” of the Fund, as defined by the Investment Company Act (each, an “Independent Manager”), is paid an annual fee. Effective January 1, 2023, the Fund increased the annual fee paid to each Independent Manager from $140,000 to $150,000. From January 1, 2022 to January 1, 2023, the Fund paid each Independent Manager an annual fee of $140,000. The Fund pays an additional, annual fee of

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

6. Management Fees, Incentive Fee and Fees and Expenses of Managers (continued)

$10,000 to the Chairman of the Board and the Chairman of the Audit Committee. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Managers. The Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2023:

	Shares/ Principal as of March 31, 2023	Fair Value as of March 31, 2022	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2023	Affiliated Income/ Accretion of Discount
Non-Controlled Affiliates
Bock Capital JVCo Nature S.à.r.l.	12,590,000,000	$191,870,309	$—	$—	$—	$(71,899,313)	$119,970,996	$—
Camelia Investment 1 Limited	6,768,704,045	183,582,149	—	—	—	(8,059,351)	175,522,798	—
CapitalSpring Finance Company, LLC	11,328,581	14,579,125	171,316	(2,303,758)	—	(2,422,258)	10,024,425	692,420
CBI Parent, L.P.	1,145,918	105,132,373	5,604,217	—	—	(55,445,721)	55,290,869	—
Confluent Health Holdings LP	3,232	—	7,722,153	—	—	779,899	8,502,052	—
Confluent Health, LLC	27,246	69,586,969	—	—	—	(11,033,198)	58,553,771	—
Dermatology Holdings, L.P.(3)	—	—	119,978,433	—	—	3,551,721	123,530,154	—
Ecom Express Private Limited(7)	63,417	—	6,473,508	(131,827)	—	613,336	6,955,017	—
ECP Parent, LLC	105,520,023	166,994,406	—	—	—	(32,569,595)	134,424,811	—
EdgeCore Holdings, L.P.(3)	—	—	46,333,333	—	—	—	46,333,333	—
Encore Holdings LP(3)	—	—	48,686,932	(103,800)	—	11,295,335	59,878,467	—
EnfraGen LLC	37,786	58,429,298	—	—	—	10,384,961	68,814,259	—
EQT Jaguar Co-Investment SCSp(3)	—	112,788,690	—	—	—	5,990,227	118,778,917	—
Green DC LuxCo S.à.r.l.	19,595,288	61,132,640	6,578,827	—	—	9,163,316	76,874,783	—
Huntress Co-Investment L.P.(3)(4)	—	50,389,883	—	(42,251,748)	4,149,670	(12,287,805)	—	—
Icebox Holdco I Inc(3)	—	62,801,819	—	—	—	—	62,801,819	—
Icebox Parent LP(3)	—	127,590,920	313	—	—	14,618,006	142,209,239	—
Idera, Inc.	1,244,979	1,237,560	574	(12,704)	10	(33,765)	1,191,675	97,894
Idera Parent L.P.(3)	—	248,243,835	—	—	—	(13,149,781)	235,094,054	192,886
KPOCH Holdings, L.P.(3)	—	—	187,500,000	—	—	9,528,562	197,028,562	—
KPSKY Holdings L.P.(3)	—	64,375,872	—	—	—	(468,640)	63,907,232	—
Luxembourg Investment Company 285 S.à.r.l.(5)	14,865,773	71,230,531	—	—	—	(23,525,272)	47,705,259	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2023	Fair Value as of March 31, 2022	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2023	Affiliated Income/ Accretion of Discount
Luxembourg Investment Company 293 S.à.r.l.	9,789,622	$45,721,830	$2,587,090	$—	$—	$(6,590,687)	$41,718,233	$—
Luxembourg Investment Company 314 S.à.r.l.(5)	192,000	1	—	—	—	—	1	—
Luxembourg Investment Company 404 S.à.r.l.	—	—	2,560,209	—	—	32,924	2,593,133	—
Luxembourg Investment Company 414 S.à.r.l.	12,111,360	79,988,131	3,649,093	—	—	17,259,846	100,897,070	—
Luxembourg Investment Company 430 S.à.r.l.	52,594,635	78,443,091	2,933,140	—	—	5,330,202	86,706,433	(108)
May Co-Investment S.C.A.	1,059,375	52,163,274	—	—	—	11,944,123	64,107,397	—
MHS Acquisition Holdings, LLC	35,641	650,979	—	—	—	319,016	969,995	—
MHS Blocker Purchaser L.P.(3)	—	50,333,181	—	—	—	24,666,117	74,999,298	—
Murra Warra Asset Hold Trust(4)	—	21,951,762	—	(22,425,969)	8,072,793	(7,598,586)	—	—
Murra Warra Project Hold Trust(4)	—	5,487,942	—	(5,606,492)	2,006,197	(1,887,647)	—	—
Murra Warra II Asset Hold Trust(4)	—	14,636,008	222,080	(15,779,616)	6,907,611	(5,986,083)	—	—
Murra Warra II Project Hold Trust(4)	—	3,659,002	55,520	(3,944,904)	1,726,903	(1,496,521)	—	—
OHCP IV SF COI, L.P.(3)	—	37,604,433	43,848	—	—	15,004,143	52,652,424	—
Onecall Holdings, L.P.(3)(4)	—	174,527,006	—	(225,820,522)	165,757,410	(114,463,894)	—	(2,008,926)
Partners Group Satellite HoldCo S.à.r.l.	145,968	—	53,439,704	—	—	369,146	53,808,850	—
Partners Group Satellite Warehouse S.C.S.	—	—	1,451,830	—	—	10,029	1,461,859	—
Partners Terra Pte. Ltd.	4,372,335	1,739,362	2,634,071	—	—	594,910	4,968,343	—
PG BRPC Investment, LLC	32,079	74,128,478	—	—	—	9,112,297	83,240,775	—
PG Delta Holdco, LLC	30,950,766	22,911,377	11,413,274	—	—	22,433,519	56,758,170	—
PG Esmeralda Pte. Ltd.	5,922,280	70,006,910	—	—	—	(23,264,740)	46,742,170	—
PG Investment Company 1 S.à r.l.	12,822,040	100,293,522	—	—	—	(310,540)	99,982,982	—

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2023	Fair Value as of March 31, 2022	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2023	Affiliated Income/ Accretion of Discount
PG Investment Company 18 S.à.r.l.	126,506,634	$—	$115,961,654	$—	$—	$11,389,595	$127,351,249	$—
PG Investment Company 24 S.à.r.l.	102,296,061	—	103,633,483	—	—	17,468,849	121,102,332	—
PG Lion Management Warehouse S.C.S(3)(5)	—	1,824,104	—	—	—	(1,124,017)	700,087	—
PG TLP S.à r.l.	6,377,426	102,493,011	1	(2,016,886)	(305,116)	1,253,582	101,424,592	—
PG Wave Limited	53,215,581	70,043,185	—	—	—	2,998,143	73,041,328	—
Pharmathen GP S.à r.l.	110,300	1	—	—	—	—	1	—
Pharmathen Topco S.à r.l.	98,937,978	113,377,360	—	—	—	(5,769,369)	107,607,991	—
Polyusus Lux XVI S.à.r.l.	289,102,341	10,971,703	1,183,251	(333,654)	(62,325)	(7,071,549)	4,687,426	—
Root JVCo S.à r.l.	8,700,760	72,946,306	16,876,317	—	—	16,584,419	106,407,042	—
Safe Fleet Holdings LLC(6)	3,861,000	3,854,506	2,308	(39,000)	177	(26,180)	3,791,811	262,164
SnackTime PG Holdings, Inc.	12	70,468,471	28,775	—	—	(26,734,081)	43,763,165	—
Specialty Pharma Holdings LP(3)	—	109,536,317	—	—	—	23,604,466	133,140,783	—
Sunsure Energy Private Limited	2,409,419	—	9,637,675	—	—	—	9,637,675	—
SureWerx Topco, L.P.(3)	—	—	51,287,146	—	—	1,633,393	52,920,539	—
Surfaces SLP (SCSp)(3)	—	52,221,892	—	—	—	(15,363,462)	36,858,430	—
Thermostat Purchaser, L.P.(3)	—	72,743,417	—	—	—	(258,401)	72,485,016	—
WHCG Purchaser, LP(3)	—	55,125,583	—	—	—	(40,264,147)	14,861,436	—
Zenith Longitude Limited	6,682,671	312,293,782	887,700	(73,599,999)	50,287,605	95,048,022	384,917,110	19,387,343
Total Non-Controlled Affiliates		$3,472,112,306	$809,537,775	$(394,370,879)	$238,540,935	$(146,122,499)	$3,979,697,638	$18,623,673

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

(3)	Investment does not issue shares.
(4)	Investment was exited during the period ended March 31, 2023.
(5)	Luxembourg Investment Company 285 S.à.r.l, Luxembourg Investment Company 314 S.à.r.l and PG Lion Management Warehouse S.C.S. are related to the same investment.
(6)	This investment is associated with OHCP IV SF COI, L.P.
(7)	This investment is associated with PG Esmeralda Pte. Ltd.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2023, the Fund incurred $8,096,121 in administration and accounting fees due to the Administrator.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2023 amounted to $2,708,720,573. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2023 amounted to $1,195,223,177. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2023.

10. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2023, the Fund had funded $13,484,622,791 or 87.42% of the $15,424,778,827 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $9,874,372,061 of $10,456,819,575 in total commitments, (ii) Secondary Investments it had funded $1,951,560,414 of $2,324,265,045 in total commitments, and (iii) Primary Investments it had funded $1,658,690,316 of $2,643,694,207 in total commitments, in each case, as of March 31, 2023.

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of the investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. Due to the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Units provide limited liquidity. It is currently intended that holders of Fund Units will be able to redeem Units only through quarterly offers by the Fund to purchase, from holders of Fund Units, a limited number of Units. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

12. Risk Factors (continued)

The impairment or failure of one or more banks with whom the Fund, an underlying fund or their portfolio companies transacts may inhibit the Fund, an underlying fund or their portfolio companies’ ability to access depository accounts. In such cases, the Fund or an underlying fund or portfolio company may be forced to delay or forgo investments or other business opportunities or initiatives, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund, an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, an underlying fund or their portfolio companies may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

13. Tax Information

Distributions to Members are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2022, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$6,441,290,669	$2,346,637,662
Gross unrealized appreciation	18,871,316,338	77,048,195
Gross unrealized depreciation	(388,416,965)	(4,130,530)
Net unrealized investment appreciation	$18,482,899,373	$72,917,665

For the tax year ended October 31, 2022, the Fund made the following permanent book tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for total tax adjustment from basis difference, reversal of partnership distribution dividends, reversal of partnership book gain/loss, total book gain/loss recognized on partial sales and distribution re-designations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$186,670,819
Distributable earnings (accumulated loss)	(186,670,819)

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2023 (continued)

13. Tax Information (continued)

For the tax year ended October 31, 2022, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(105,687,542)
Net Tax Appreciation/(Depreciation)	18,483,289,409
Undistributed Capital Gains	329,950,803
Capital Loss Carryover	(838,777)

The tax character of distributions for the tax years ended October 31, 2022 and 2021, was as follows:

	2022	2021
Long-term capital gains	$400,022,652	$635,114,301

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2022 through March 31, 2023 (Unaudited)

Example: As a Fund Member, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2023.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the Members reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Actual
Class A Shares	$1,000.00	$1064.72	$17.14	3.33%
Class I Shares	$1,000.00	$1068.46	$13.51	2.62%

	Beginning Account Value (10/1/22)	Ending Account Value (3/31/23)	Expenses Paid During the Period(*)	Annualized Net Expense Ratio(**)
Hypothetical (5% annual return before expenses)
Class A Shares	$1,000.00	$1,008.33	$16.67	3.33%
Class I Shares	$1,000.00	$1,011.87	$13.13	2.62%

(*)

Expenses are calculated using the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on October 1, 2022.

(**)

Annualized ratio of expenses to average net assets for the period from October 1, 2022 through March 31, 2023. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	1
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	1
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	1
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	1

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Partner, Partners Group (2021–Present); Partners Group (2005–Present).	1
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length – since 2022	Partners Group (2015-Present)	1
Helen Yankilevich Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Indefinite length – since 2021	Partners Group (2014-Present)	1
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since inception	Manager, Brian Kawakami LLC (2015–Present).	1

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Since 2021	Senior Compliance Officer, Partners Group (2021-Present); Senior Counsel, ALPS Fund Services, Inc. (2014-2021).	1

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $400,022,652.

Approval of Investment Management Agreement

At a meeting of the Board held on December 15, 2022, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Second Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement, (2) nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these behave been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the limited liability company agreement of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

In this regard, the Independent Managers took into account the scope of services provided to the Fund by the Adviser under the IMA and the complexity of the Fund’s investment program. The Independent Managers noted that the performance of the Fund was positive for the one-, three-, five- and ten-year periods ended September 30, 2022 and had been positive since inception. The Independent Managers also noted that the Fund’s performance for each of its 2021 and 2022 fiscal years compared favorably to other, similar funds and to traditional private equity funds. The Independent Managers considered that on a regular basis they received and reviewed information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act. In this regard, the Independent Managers considered the Adviser’s initiatives undertaken in order for the Fund to comply with new SEC rules related to fair valuation and derivatives.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, have generally declined as the Fund’s assets have grown.

The Independent Managers also discussed any ancillary benefits that may be received by Partners Group from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of Partners Group. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity (Master Fund), LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

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(b)       Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were certain technical, non-material changes made to the Code during the period covered by the report. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $938,500 for 2022 and $1,458,685 for 2023.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $50,000 for 2023.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2023.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $1,024,485 for 2022 and $918,680 for 2023. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,024,485 for 2022 and $918,680 for 2023.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to the Partners Group Private Equity (Master Fund), LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited, a subsidiary of Glass Lewis & Co. ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund under Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.         Scope of Policy

The Adviser acts as fiduciary in relation to the portfolio of the Fund and the assets thus entrusted to the Adviser’s management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the Fund has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

[1]	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments or direct private investments are considered to be proxies.

In order to carry out its responsibilities in regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

2.         Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of shareholders/interest holders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically handled as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

I.          Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.        Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the relevant board of directors.

III.       Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.       Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.         Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

VI.       Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.     Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.         Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.         Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.         Obtaining proxy voting information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn:     Chief Compliance Officer

Re:       Proxy voting information request

6.         Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Equity (Master Fund), LLC, as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Hal Avidano	Managing Director	Since 2016	Managing Director (2017-Present); Partners Group (2008-Present).	Portfolio Management
Robert M. Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Partners Group (2005-Present); Director, Partners Group (Canada) Inc. (2019-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2019-Present).	Portfolio Management
Tom Stein	Managing Director	Since 2021	Managing Director, Partners Group (2018-Present); Partners Group (2018-Present); Guggenheim Partners, (2013-2018).	Portfolio Management
Adam Howarth	Managing Director	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Managing Director	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management
Todd Bright	Partner	Since 2016	Partner, Partners Group (2018-Present); Partners Group (2014-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management
*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Portfolio Manager - LIPM	Since 2022	Portfolio Manager, Partners Group (2022-Present); Senior Investment Analyst, Partners Group (2019-2021)	Portfolio Management – LIPM
Lorenzo Papi	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2023-Present); Associate Investment Analyst, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020)	Portfolio Management – LIPM
Henrik Stutz	Senior Investment Analyst – LIPM	Since 2023	Senior Investment Analyst, Partners Group (2021-Present); Associate Investment Analyst, Partners Group (2017-2021)	Portfolio Management – LIPM

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Equity (Master Fund), LLC, for which the members of the Investment Committee of the Investment Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2023:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Tom Stein	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.

Todd Bright	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.	32 accounts with a value of $4.826 billion.
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.**	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.**	Zero accounts
Henrik Stutz*	Zero accounts	Zero accounts	Zero accounts	Zero accounts	10 pooled investment vehicles with a value of $3.776 billion.**	Zero accounts

*	Member of the Liquid Private Markets Investment Committee

**	Only the listed portions of the relevant pooled investment vehicles' portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2023:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Hal Avidano	None
Robert M. Collins	Over $1,000,000
Tom Stein	None
Adam Howarth	$100,001 - $500,000
Joel Schwartz	None
Anthony Shontz	None
Todd Bright	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None
Henrik Stutz	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)       Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Equity (Master Fund), LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2023

By (Signature and Title)*	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2023

*	Print the name and title of each signing officer under his or her signature.